AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 1998.

                                                      REGISTRATION NOS. 33-9069
                                                                       811-1442
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                          THE SECURITIES ACT OF 1933                        [X]

                          PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                        POST-EFFECTIVE AMENDMENT NO. 16                     [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                        THE INVESTMENT COMPANY ACT OF 1940                  [X]

                                AMENDMENT NO. 28                            [X]
                        (CHECK APPROPRIATE BOX OR BOXES)


                                  ------------

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                     C/O PHOENIX EQUITY PLANNING CORPORATION

                                 (800) 243-1574
                         (REGISTRANT'S TELEPHONE NUMBER)

                                  ------------


                               Thomas N. Steenburg
                      Vice President, Counsel and Secretary

                        Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                           Hartford, Connecticut 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[x] on April 30, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.
   CROSS REFERENCE SHEET REQUIRED BY RULE 495 UNDER THE SECURITIES ACT OF 1933

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM
NUMBER                                                        PROSPECTUS CAPTION
------                                                        ---------------------------------

1.      Cover Page........................................    Cover Page
2.      Synopsis..........................................    Introduction; Fund Expenses
3.      Condensed Financial Information...................    Financial Highlights
4.      General Description of Registrant.................    Cover Page; Introduction; Investment
                                                              Objective and Policies; Additional Information
5.      Management of the Fund............................    Management of the Fund; Distribution Plans; Additional
                                                              Information
5A.     Management's Discussion of Fund
        Performance.......................................    Performance Information
6.      Capital Stock and Other Securities................    Dividends, Distributions and Taxes;
                                                              Net Asset Value
7.      Purchase of Securities Being Offered .............    Distribution Plans; How to Buy Shares; Investor
        ..................................................    Account Services; Net Asset Value; How to Redeem Shares

8.      Redemption or Repurchase .........................    How to Redeem Shares
9.      Legal Proceedings.................................    Not Applicable

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM
NUMBER                                                        STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                                                        -------------------------------------------
10.     Cover Page........................................    Cover Page
11.     Table of Contents ................................    Table of Contents
12.     General Information and History ..................    The Fund
13.     Investment Objective and Policies.................    Investment Objective and Policies; Investment
                                                              Restrictions
14.     Management of the Fund ...........................    Directors and Officers

15.     Control Persons and Principal Holders
        of Securities ....................................    Directors and Officers; Principal Shareholders
16.     Investment Advisory and Other Services ...........    Services of the Adviser; Plans of Distribution
17.     Brokerage Allocation..............................    Portfolio Transactions and Brokerage
18.     Capital Stock and Other Securities ...............    Net Asset Value; How to Buy Shares
19.     Purchase, Redemption and Pricing of
        Securities Being Offered..........................    How to Buy Shares; Investor Account Services;
                                                              Net Asset Value; Redemption of Shares
20.     Tax Status .......................................    Dividends, Distribution and Taxes
21.     Underwriters......................................    Plans of Distribution
22.     Calculations of Performance Data .................    Performance Information
23.     Financial Statements..............................    Financial Statements



                                     PART C

    The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                              PHOENIX
                                                                FUNDS


Prospectus                                        May 1, 1998

                                      [triangle]  PHOENIX STRATEGIC
                                                  ALLOCATION FUND, INC.



[LOGO] PHOENIX
       DUFF & PHELPS

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.

                                101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS


                                   May 1, 1998


   PHOENIX STRATEGIC ALLOCATION FUND, INC. (the "Fund") is a diversified, open-end management investment company with an investment objective to provide the highest total return consistent with reasonable risk. The Fund invests principally in stocks, bonds and money market instruments and may adjust the proportion of its assets invested in the different types of securities whenever, in the opinion of the Fund's investment adviser, the adjustment will contribute to the attainment of the Fund's investment objective. In seeking to achieve its investment objective, the Fund may, to the extent permitted by its fundamental policies, write (sell) covered call options, purchase call and put options, engage in transactions in financial futures contracts and related options, invest in repurchase agreements, lend portfolio securities and engage in portfolio trading. There can be no assurance that the Fund's objective will be achieved.


   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated May 1, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available at no charge by calling 1-800-243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.

   The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, CREDIT UNION, OR UNAFFILIATED ENTITY AND ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INTRODUCTION.............................................................    3
FUND EXPENSES............................................................    4
FINANCIAL HIGHLIGHTS.....................................................    5
PERFORMANCE INFORMATION..................................................    6
INVESTMENT OBJECTIVE AND POLICIES........................................    6
INVESTMENT TECHNIQUES AND RELATED RISKS..................................    9
INVESTMENT RESTRICTIONS..................................................   10
PORTFOLIO TURNOVER.......................................................   11
MANAGEMENT OF THE FUND...................................................   11
DISTRIBUTION PLANS.......................................................   12
HOW TO BUY SHARES........................................................   13
INVESTOR ACCOUNT SERVICES................................................   18
NET ASSET VALUE..........................................................   20
HOW TO REDEEM SHARES.....................................................   21
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................   22
ADDITIONAL INFORMATION ..................................................   23

                                  INTRODUCTION

   This Prospectus describes the shares offered by and operation of Phoenix Strategic Allocation Fund, Inc. (the "Fund"). The Fund is a diversified open-end management investment company established as a corporation under the laws of the Commonwealth of Massachusetts on November 22, 1966. The Fund's investment objective is to provide the highest total return consistent with reasonable risk.



THE INVESTMENT ADVISER
   Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") is the investment adviser of the Fund and its staff selects and supervises the investments in the Fund's portfolio. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.


DISTRIBUTOR AND DISTRIBUTION PLANS
   Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

   The Fund has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the amended and restated distribution plans adopted for Class A and Class B Shares, the Fund shall pay to Equity Planning an amount equal to 0.25% annually of the average daily net assets of such class for furnishing shareholder services (the "Service Fee"). Pursuant to the amended and restated distribution plan adopted for Class B Shares, the Fund shall reimburse Equity Planning up to a maximum annual rate of 0.75% of the Fund's average daily net assets for Class B Shares for distribution expenses incurred in connection with the sale and promotion of Class B Shares. See "Distribution Plans."



PURCHASE OF SHARES
   The Fund offers two classes of shares of common stock which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank") plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

   Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

   Shares of each class represent an identical interest in the investment portfolio of the Fund and generally have the same rights except that Class B Shares bear the cost of higher distribution plan fees which cause the Class B Shares to have a higher expense ratio and to receive lower dividends than Class A Shares. See "Fund Expenses."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS
   The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic"), and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


REDEMPTION OF SHARES
   Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."


RISK FACTORS
   There can be no assurance that the Fund will achieve its investment objective. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. For example, investments in below or lower-rated debt securities may have speculative characteristics, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic condition and changes in interest rates. In addition, investors should consider risks inherent in foreign securities which involve special risks not typically associated with investing in U.S. companies. See "Investment Objective and Policies."

                                  FUND EXPENSES


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1997.


                                                                               CLASS A SHARES         CLASS B SHARES
                                                                               --------------         --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)        4.75%                   None
Maximum Sales Load Imposed on Reinvested Dividends                                 None                    None
Deferred Sales Load (as a percentage of original purchase price or                 None              5% during the first
    redemption proceeds, as applicable)                                                              year, decreasing 1%
                                                                                                     annually to 2%
                                                                                                     during the fourth
                                                                                                     and fifth years;
                                                                                                     dropping from 2%
                                                                                                     to 0% after the fifth
                                                                                                     year
Redemption Fee                                                                     None                   None
Exchange Fee                                                                       None                   None
ANNUAL FUND OPERATING EXPENSES

Management Fees                                                                    0.65%                  0.65%
12b-1 Fees(a)                                                                      0.25%                  1.00%
Other Operating Expenses                                                           0.27%                  0.27%
                                                                                   ----                   ----
TOTAL FUND OPERATING EXPENSES                                                      1.17%                  1.92%
                                                                                   ====                   ====

(a) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."


                                                                                          CUMULATIVE EXPENSES
                                                                                          PAID FOR THE PERIOD

EXAMPLE*                                                                       1 YEAR     3 YEARS     5 YEARS   10 YEARS
-------                                                                        ------     -------     -------   --------
An investor would pay the following expenses on a hypothetical $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period

     Class A Shares                                                             $ 59       $ 83        $109       $183
     Class B Shares                                                             $ 59       $ 80        $104       $205

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time period

     Class A Shares                                                             $ 59       $ 83        $109       $183
     Class B Shares                                                             $ 19       $ 60        $104       $205


*THE PURPOSE OF THE ABOVE TABLE IS TO HELP THE INVESTOR UNDERSTAND THE VARIOUS COSTS AND EXPENSES THAT THE INVESTOR WILL BEAR DIRECTLY OR INDIRECTLY. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. CLASS B SHARES FIGURES ASSUME CONVERSION TO CLASS A SHARES AFTER EIGHT YEARS. SEE "MANAGEMENT OF THE FUND," "DISTRIBUTION PLANS" AND "HOW TO BUY SHARES."

                              FINANCIAL HIGHLIGHTS


   The following table sets forth certain financial information for each class of shares for the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Fund's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the Report of Independent Accountants and additional information relating to the Fund's performance) are available at no charge upon request by calling (800) 243-4361.

                                                                           CLASS A
                               ---------------------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
                                 1997      1996      1995      1994      1993      1992      1991     1990    1989      1988
                                 ----      ----      ----      ----      ----      ----      ----     ----    ----      ----
Net asset value, beginning
 of period                     $15.52    $15.98    $14.82    $15.48    $14.89    $15.22    $13.43   $13.90   $12.55   $12.58
INCOME FROM INVESTMENT
 OPERATIONS:(7)
  Net investment Income....      0.30      0.31      0.45      0.34      0.06(3)   0.24      0.36     0.60     0.94(2)  0.45(2)
  Net realized and unrealized
   gain (loss).............      2.81      1.10      2.22     (0.69)     1.49      1.32      3.45     0.02     1.34    (0.03)
                               ------    ------    ------    ------    ------    ------    ------   ------   ------   ------
    TOTAL FROM INVESTMENT
        OPERATIONS.........      3.11      1.41      2.67     (0.35)     1.55      1.56      3.81     0.62     2.28     0.42
                               ------    ------    ------    ------    ------    ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income......     (0.30)    (0.29)    (0.52)    (0.31)    (0.11)    (0.25)    (0.37)   (0.49)   (0.55)   (0.45)
  Dividends from net
    realized gains.........     (2.90)    (1.58)    (0.99)   (0.001)    (0.85)    (1.64)    (1.65)   (0.60)   (0.38)   (0.00)
                               ------    ------    ------    ------    ------    ------    ------   ------   ------   ------
      TOTAL DISTRIBUTIONS..     (3.20)    (1.87)    (1.51)   (0.311)    (0.96)    (1.89)    (2.02)   (1.09)   (0.93)   (0.45)
                               ------    ------    ------    ------    ------    ------    ------   ------   ------   ------
CHANGE IN NET ASSET VALUE..     (0.09)    (0.46)     1.16     (0.66)     0.59     (0.33)     1.79    (0.47)    1.35    (0.03)
                               ------    ------    ------    ------    ------    ------    ------   ------   ------   ------

NET ASSET VALUE, END OF
 PERIOD....................    $15.43    $15.52    $15.98    $14.82    $15.48    $14.89    $15.22   $13.43   $13.90   $12.55
                               ======    ======    ======    ======    ======    ======    ======   ======   ======   ======
Total return (1)...........     20.68%     8.78%    18.23%    (2.26)%   10.49%    10.32%    28.62%    4.43%   18.41%    3.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)..............  $308,524  $309,678  $361,526  $335,177  $370,440   $58,006   $35,209  $28,413  $32,424  $34,926
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.......      1.17%     1.21%     1.21%     1.24%     1.29%     1.36%     1.58%    1.58%    1.45%    1.52%
  Net investment income....      1.68%     1.78%     2.67%     2.18%     1.26%     2.06%     2.51%    4.23%    3.79%    3.72%
Portfolio turnover.........       355%      275%      184%      225%      246%      322%      249%     279%     315%     317%
Average commission rate
 paid(6)...................   $0.0547   $0.0529       N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A


(1) Maximum sales charges are not reflected in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.016, $0.022 and $0.030, respectively.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.




                                               CLASS B
                                -------------------------------------
                                          YEAR               FROM
                                          ENDED            INCEPTION
                                       DECEMBER 31,       10/24/94 TO
                                 1997     1996     1995    12/31/94
                                 ----     ----     ----    --------
Net asset value, beginning
 of period                     $15.43   $15.89   $14.79     $14.98
INCOME FROM INVESTMENT
 OPERATIONS:(7)
  Net investment Income....      0.18     0.19     0.30(3)    0.07
  Net realized and unrealized
   gain (loss).............      2.77     1.09     2.22      (0.09)
                               ------   ------   ------     ------
    TOTAL FROM INVESTMENT
        OPERATIONS.........      2.95     1.28     2.52      (0.02)
                               ------   ------   ------     ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income......     (0.18)   (0.16)   (0.43)     (0.17)
  Dividends from net
    realized gains.........     (2.90)   (1.58)   (0.99)        --
                               ------   ------   ------     ------
      TOTAL DISTRIBUTIONS..     (3.08)   (1.74)   (1.42)     (0.17)
                               ------   ------   ------     ------
CHANGE IN NET ASSET VALUE..     (0.13)   (0.46)    1.10      (0.19)
                               ------   ------   ------     ------

NET ASSET VALUE, END OF
 PERIOD....................    $15.30   $15.43   $15.89     $14.79
                               ======   ======   ======     ======
Total return (1)...........     19.74%    7.95%   17.31%     (0.12)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)..............   $10,931   $9,594   $8,046     $1,328
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.......      1.92%    1.96%    1.97%      2.26%(4)
  Net investment income....      0.92%    1.01%    1.88%      1.74%(4)
Portfolio turnover.........       355%     275%     184%       225%
Average commission rate
 paid(6)...................   $0.0547  $0.0529      N/A        N/A


(1) Maximum sales charges are not reflected in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.016, $0.022 and $0.030, respectively.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include its yield and total return in advertisements, sales literature, or reports to current and prospective shareholders. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on historical earnings and are not intended to indicate future performance.

   The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield, for each class.


   Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5, and 10 years (or up to the life of the class of shares of the Fund). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class A Shares. The Fund also may quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may, from time to time, publish materials citing historical volatility for shares of the Fund.

   The Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook and Personal Investor. The Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund with certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature and communications may contain information about the Fund or the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


   Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

   The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.


                        INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is to provide the highest total return consistent with reasonable risk. Total return consists of the sum of dividends, interest, premiums and net realized and unrealized appreciation in the value of portfolio stocks, options, futures contracts, and other securities, less any expenses. Reasonable risk is risk which in the Adviser's judgment would not present a greater than normal risk of loss in light of current and reasonably anticipated future general market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies. The investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding shares of the Fund.

   In seeking to achieve its investment objective, the Fund will invest principally in stocks, bonds and other debt securities (i.e., those securities or bonds evidencing the debt owed by a corporation, government or municipality as discussed below), and money market instruments. The amount or proportion of the Fund's assets which may be invested in each of the three types of securities is not fixed and the Fund may adjust the mix of investments whenever, in the opinion of its Adviser, such an adjustment will enable the Fund to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. There can be no assurance that the Fund will achieve its investment objective.


   The Fund will seek current income and capital appreciation over an extended period of time by investing in stocks. The Fund may invest in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and securities with warrants to purchase common stock attached. Investments in stocks will consist largely of common stocks of generally accepted investment quality. Such stocks will be selected by the Adviser for current income considerations and/or for the promise they offer of capital appreciation.

   The Fund will seek current income and capital appreciation on an annual basis by investing in bonds and other debt securities with maturities generally exceeding one year. The Fund may invest in:

   (a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Fund to be of equivalent quality to securities so rated;

   (b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; and

   (c) publicly offered debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or by Standard & Poor's (AAA, AA, or A), and certificates of deposit of banks issuing or guaranteeing securities having such ratings.


   The Fund may take a modest position in lower or non-rated fixed income securities, provided that the Fund will not invest more than 5% of its net assets, determined at the time of investment, in high yield, high risk fixed income securities (commonly referred to as "junk bonds").

   Investment in fixed-income securities involves market and credit risks. The price of fixed-income securities will generally move in inverse proportion to interest rates. Securities rated Baa by Moody's and BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions or other circumstances may affect the ability of the issuer to make principal and interest payments on these types of bonds. Additionally, with lower rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect the issuer's ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Investment in lower rated and non-rated convertible fixed-income securities normally involves a greater degree of market and credit risk than does investment in securities having higher ratings. The price of these fixed-income securities will generally move in inverse proportion to interest rates. In addition, non-rated securities are often less marketable than rated securities. To the extent that the Fund holds any lower rated or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility and lack of liquidity. The Fund does not have a policy to dispose of a bond if its rating drops below investment grade. The Statement of Additional Information contains a description of Moody's and Standard & Poor's rating categories.


    The Fund will seek current income by investing in money market instruments (which generally mature in one year or less). Investments in money market instruments may also be made for the purpose of preserving capital or for liquidity purposes, in which event investment decisions may be based on considerations other than the highest available yield. The Fund may invest in:

   (a) obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities;

   (b) obligations issued by U.S. banks and savings and loan associations (such as bankers' acceptances, certificates of deposit and time deposits, including dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks) and dollar denominated obligations unconditionally guaranteed as to payment by U.S. banks or savings and loan associations which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and obligations of other U.S. banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

   (c) commercial paper which at the date of the investment is rated P-1 by Moody's or A-1 by Standard & Poor's or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's;

   (d) other corporate obligations maturing in one year or less which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's; and

   (e) repurchase agreements with respect to any of the foregoing obligations with commercial banks, brokers and dealers considered by the Fund to be creditworthy.

   The Fund will not invest in time deposits if, as a result of such investment, as much as 15% of the Fund's net assets would be invested in time deposits, repurchase agreements which are not terminable within seven days and securities subject to legal or contractual restrictions on resale or for which there is no established market (so-called "illiquid" securities).


   The Fund may invest up to 25% of its net assets in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. In connection with investments in foreign securities, the Fund may enter into forward foreign currency exchange contracts for the purpose of protecting against losses resulting from fluctuations in exchange rates between the U.S. dollar and a particular foreign currency denominating a security which the Fund holds or intends to acquire. The Fund will not speculate in forward foreign currency exchange contracts.


   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include less liquidity and more volatility in foreign markets, generally higher commission rates on foreign portfolio transactions, the possibility of confiscatory taxation, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission and many of the issuers of foreign securities will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may compare favorably or unfavorably with the United States economy with respect to such factors as rate of growth, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund may invest to a significant extent in securities of the U.S. Government and its agencies and instrumentalities at a time when adverse market conditions warrant the adoption of a temporary defensive position or at a time when the yield differential between U.S. Government securities and other investments is such that the U.S. Government securities will yield a higher total return than other investments.

   Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

   Agencies of the U.S. Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Veterans Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA generally offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates.
This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.


                            INVESTMENT TECHNIQUES AND
                                 RELATED RISKS

   In addition to the investment policies described above, the Fund may utilize the following investment practices or techniques.

   WRITING (SELLING) CALL OPTIONS. A call option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

   The Fund may write exchange-traded call options with respect to 100% of its portfolio. Call options may be written on portfolio securities and on securities indices. Call options on portfolio securities will be covered since the Fund will own the underlying securities at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged.

   The Fund will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

   During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

   PURCHASING CALL AND PUT OPTIONS. A call option is described above. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.


   The Fund may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. The Fund will invest in call and put options whenever, in the opinion of its Adviser, such investments will contribute to the enhancement of total return to the Fund's shareholders. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or a put option involves the risk that the Fund may lose the premium it paid plus transaction costs.


   FINANCIAL FUTURES AND RELATED OPTIONS. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is the initiation of a position in the futures market which is intended as a temporary substitute for the purchase or sale of the underlying securities in the cash market.


   The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the assets committed with respect to the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt (so long as the asset is liquid, unencumbered and marked to market daily) equal to the market value of the futures contract minus the Fund's initial margin deposit will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


   Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Fund may be unable to close its position. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract could result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.

   REPURCHASE AGREEMENTS. The Fund may invest up to 10% of its total assets in repurchase agreements having maturities of no more than seven days, either for temporary defensive purposes due to adverse market conditions or to generate income from its excess cash balances. In addition, the Fund may invest up to 15% of its net assets in illiquid securities including repurchase agreements having maturities greater than seven days. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a bankers' acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. That instrument must have a total value, including accrued interest, in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased.


   The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.


   LENDING PORTFOLIO SECURITIES. In order to increase the return on its investments, the Fund may lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially.

   TRADING OPERATIONS. The timing and amounts of purchases and sales of individual securities and types of securities (stocks, bonds and money market instruments) is of particular significance in the case of a fund seeking the highest total return consistent with reasonable risk. Consequently, in seeking to achieve its investment objective, the Fund intends to engage in portfolio trading. The Fund will buy and sell portfolio securities in anticipation of, or in response to, changing financial market and economic conditions and trends and to take advantage of yield disparities. The Adviser will engage in trading whenever it believes that the trade, net of transaction costs, will provide the Fund with additional income or improve the capital appreciation potential of the Fund's portfolio. Whether trading will enable the Fund to achieve its goals will depend on the Adviser's ability to anticipate market developments, including interest rate trends, obtain and properly evaluate relevant information, and effect purchase and sale transactions on a favorable basis. Trading may result in frequent changes in the Fund's portfolio and a high rate of portfolio turnover.


                             INVESTMENT RESTRICTIONS

   The investment restrictions to which the Fund is subject are fundamental policies which may not be changed without shareholder approval. Among the more significant restrictions, the Fund may not (i) concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry; (ii) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; (iii) invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations; (iv) invest in real estate, real estate limited partnerships, commodities or commodities contracts, except that the Fund may
(a) purchase or sell readily marketable securities which are secured by interests in real estate or issued by companies which deal in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions as described above; (v) borrow in excess of 5% of the market or other fair value of its total assets or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets (any borrowings to be from banks and undertaken only as a temporary measure for extraordinary or emergency purposes); (vi) issue senior securities (vii) purchase an illiquid security such as a restricted security or a security for which market quotations are not readily available or a repurchase agreement having a maturity longer than seven days if as a result of such purchase more than 15% of the Fund's net assets would be invested in such securities; and (viii) purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (x) not more than 10% of the Fund's total assets would be invested in such securities, (y) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (z) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

   A detailed description of the Fund's investment restrictions is contained in the Statement of Additional Information.


                               PORTFOLIO TURNOVER


   A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Adviser deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate may be higher than some other investment companies having similar objectives if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position. A high turnover rate may involve greater expenses to the Fund and could involve realization of capital gains that would be taxable to the shareholders. Historical portfolio turnover rates for the Fund are listed under "Financial Highlights."



                             MANAGEMENT OF THE FUND

   The Fund is a mutual fund, known as an open-end diversified management investment company. The Directors of the Fund ("Directors") are responsible for the overall supervision of the Fund and perform the various duties imposed on Directors by the 1940 Act and the Massachusetts General Corporation Law.

THE ADVISER

   The Fund's investment adviser is Phoenix Investment Counsel, Inc. (the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix") of Hartford, Connecticut. Phoenix is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06102. Phoenix Duff & Phelps Corporation is a New York Stock Exchange-traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries. The Adviser also serves as investment adviser or manager for Phoenix Series Fund, Phoenix Multi-Portfolio Fund (all portfolios except Real Estate Securities Portfolio), The Phoenix Edge Series Fund (all series except the Real Estate Securities Series and Aberdeen New Asia Series), Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio, Core Equity Portfolio and Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Strategic Equity Series Fund (all funds except Phoenix Equity Opportunities Fund), and as subadviser to the SunAmerica Series Trust, and other investment advisory clients. The Adviser was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1997, the Adviser had approximately $20.5 billion in assets under management.


   The Adviser continuously furnishes an investment program for the Fund and manages the investment and reinvestment of the Fund's assets subject at all times to the supervision of the Directors. The Adviser, at its expense, furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund.

   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and payable monthly by the Fund. The monthly fee is computed at an annual rate of 0.65% of the average of the daily net asset values of the Fund up to $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion. The ratio of management fees to average net assets for the fiscal year ended December 31, 1997 was 0.65%.


THE PORTFOLIO MANAGER
   Ms. Mary E. Canning is the Portfolio Manager of the Fund and as such, is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Canning has served as Portfolio Manager of the Fund since August 1996 and as Co-Manager since June 1996. She has been Managing Director and Investment Strategist, Equities of Phoenix Investment Counsel, Inc. since 1996 and was a Vice President from 1991 to 1996. Ms. Canning is also a Vice President of Phoenix Series Fund (since 1987) and The Phoenix Edge Series Fund (since 1987). From June 1991 to November 1995, Ms. Canning was Associate Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various other positions with Phoenix Home Life from 1982 to 1991.


THE FINANCIAL AGENT
   Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:

     First $100 million                          .05%
     $100 million to $300 million                .04%
     $300 million to $500 million                .03%
     Greater than $500 million                  .015%


(b) a minimum fee of $60,000; and (c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future. For its services during the fiscal year ended December 31, 1997, Equity Planning received $149,370, or 0.05% of average net assets.


THE CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101 (the "Custodian"). The Fund has authorized the Custodian to appoint one or more subcustodians for the assets of the Fund held outside the United States. Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.


BROKERAGE COMMISSIONS
   Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

                               DISTRIBUTION PLANS

    The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a director and President of the Fund and a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. G. Jeffrey Bohne, Nancy
G. Curtiss, William E. Keen, III, William R. Moyer and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.


   Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Directors will consider what action if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.

   The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


   The Directors have adopted separate amended and restated distribution plans for Class A and Class B shares (the "Class A Plan," the "Class B Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the Investment

Company Act of 1940. The Plans authorize the Fund to reimburse Equity
Planning for expenses in connection with the sale and promotion of the Fund's shares and to pay for the furnishing of shareholder services. Pursuant to the amended and restated Class B Plan, the Fund is authorized to reimburse Equity Planning monthly for actual expenses of Equity Planning up to 0.75% annually of the average daily net assets of the Fund's Class B Shares. In addition, under the Plans the Fund will pay Equity Planning 0.25% annually of the average daily net assets of the Fund for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

   Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional materials; (v) the costs of preparing and distributing promotional material; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee, Equity Planning expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by Equity Planning.


   In order to receive payments under the Plans, participants must meet such qualifications which are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


   For the fiscal year ended December 31, 1997, the Fund paid $785,416 under the Class A Plan and $103,992 under the Class B Plan. The fees were used to compensate broker-dealers for servicing shareholders' accounts, including $49,325 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1997, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $372,747 (equal to 0.12% of the Fund's net assets) which have been carried over into the present Class B Plan year.

   On a quarterly basis, the Fund's Directors review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to materially increase the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of the Directors who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the applicable class of outstanding shares of the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plan, including payments for expenses carried over from previous years, will cease.


   The Directors have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors to suspend distribution fees or amend either or both Plans.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange privilege (see the

Statement of Additional Information). Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution plan fees and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution plan fees are paid, and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends payable on Class B Shares will be reduced by the amount of the higher distribution plan fees and incremental expenses associated with such distribution and service fees; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

   Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Shares will be maintained by the Transfer Agent in book entry form; no share certificates are available. A fee may be incurred by the shareholder for a lost or stolen share certificate previously issued. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.

   The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"). See "Investor Account Services".


ALTERNATIVE SALES ARRANGEMENTS

   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans may be limited to a total value of $1,000,000.


   Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 participant employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


   Class A Shares are subject to a lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank prior to its close of business.


   The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


   Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases on $50,000 or more as shown below.


                        SALES CHARGE      SALES CHARGE      DEALER DISCOUNT
   AMOUNT OF           AS PERCENTAGE     AS PERCENTAGE       OR AGENCY FEE
  TRANSACTION           OF OFFERING        OF AMOUNT        AS PERCENTAGE OF
AT OFFERING PRICE          PRICE            INVESTED         OFFERING PRICE*
-----------------      -------------     -------------      ----------------
Less than $50,000          4.75%              4.99%              4.25%
$50,000 but
    under $100,000         4.50%              4.71%              4.00%
$100,000 but
    under $250,000         3.50%              3.63%              3.00%
$250,000 but
    under $500,000         3.00%              3.09%              2.75%
$500,000 but
    under $1,000,000       2.00%              2.04%              1.75%
$1,000,000 or more         None               None               None**

  ---------------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so.


**In connection with Class A Share purchases (or subsequent purchases in any amount) by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees. Equity Planning may pay broker-dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


   In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

       PURCHASE AMOUNT             PAYMENT TO BROKER-DEALER
       ---------------             ------------------------
$1,000,000 to $3,000,000                       1%
$3,000,001 to $6,000,000                   0.50 of 1%
$6,000,001 or more                         0.25 of 1%


   If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor a pro rata portion of any such amounts paid with respect to the investment.

   Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


HOW TO OBTAIN REDUCED SALES CHARGES--CLASS A SHARES
   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


   QUALIFIED PURCHASERS. No sales charge will be imposed on sales of shares to
(1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning;
(3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from the Adviser, Equity Planning and/or their corporate affiliate; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy;
(14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchase or redemption of the redeemed shares, the investor paid a sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

   In addition, Class A Shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund, (including Class B Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which, at the time of purchase, is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


   An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


   RIGHT OF ACCUMULATION. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all

Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.


   ASSOCIATIONS. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES
   Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are sold without an initial sales charge but are subject to a sales charge if redeemed within five years of purchase.

   Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

   CONTINGENT DEFERRED SALES CHARGE. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

   The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.


                                 CONTINGENT DEFERRED
                                   SALES CHARGE AS
                                   A PERCENTAGE OF
                                    DOLLAR AMOUNT
        YEAR SINCE PURCHASE       SUBJECT TO CHARGE
        -------------------      -------------------
        First                            5%
        Second                           4%
        Third                            3%
        Fourth                           2%
        Fifth                            2%
        Sixth                            0%



   In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that minimizes the rate being charged. Therefore, Class A Shares will be redeemed first, Class B Shares held for over five years or acquired pursuant to reinvestment of dividends or distributions are redeemed next and any Class B Shares held longest during the five-year period, are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

   To provide an example, assume in 1992, an investor purchased 100 Class B Shares. In 1995, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1998, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1992 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1995) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1992 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1995 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price of current NAV if less than original) x 3% (applicable rate in the third year after purchase)].

   The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code;
(c) in connection with mandatory distributions upon reaching age 70 1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

   Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each class after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for Equity Planning to have been compensated for distribution-related expenses from most of any continuing burden of such distribution-related expenses.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the subaccount will also be converted to Class A Shares.

   The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund were unable to obtain such assurances, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate Federal taxes otherwise payable by the Fund.


                            INVESTOR ACCOUNT SERVICES

   The Fund mails periodic statements and reports to shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports. In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574.


BANK DRAFT INVESTING PROGRAM (INVESTO-MATIC PLAN)

   By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price. You or your registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless you have notified the Fund or Transfer Agent that your registered representative shall not have this authority.



DISTRIBUTION OPTION

   The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to:
(1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for your account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Shareholder Services by telephone at (800) 243-1574 or by sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."


   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share, and elect to have all dividends reinvested in additional Class A Shares of the Fund. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


   Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


EXCHANGE PRIVILEGES

   You may exchange Class A or Class B Shares held in book entry form for shares of the same class of other Affiliated Phoenix Funds provided that the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in your state of residence; (2) the Acquired Shares are of the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and
(5) if you have elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by the Transfer Agent.

   Subject to the above requirements for an exchange, you or your registered representative may, by telephone or written notice, elect to have Class A or Class B shares of the Fund exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual, or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. If you are participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange Privilege.


   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without a sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


   The exchange of shares from one Fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. You may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.

   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the current prospectus of the Fund into which the exchange is to be made before any exchange requests are made.


MARKET TIMER RESTRICTIONS
   Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30-day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges.


TELEPHONE EXCHANGES
   Telephone Exchange Privileges are only available in states where the shares to be acquired may be legally sold. Unless you elect in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

   If you elect not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, you must submit a written request to exchange such shares to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


                                 NET ASSET VALUE
   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets, subtracting liabilities, and dividing by the total number of outstanding shares. The total liability allocated to a class, plus that class's distribution and service fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Directors or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Directors when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Directors have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.



                              HOW TO REDEEM SHARES

   You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by State Street Bank (see "Net Asset Value"). In the case of Class B Share redemptions, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares"). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8801. To be in proper form to redeem shares, your signature on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signature(s) being guaranteed by an eligible guarantor institution as determined in accordance with standards and procedures established by the Transfer Agent.

   Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

   The requirements to redeem shares are outlined in the following table. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer of shares, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

HOW CAN I SELL MY SHARES?

[phone]             By Phone    o Sales up to $50,000

                                o Not available on most retirement accounts

(800) 243-1574                  o Requests received after 4PM will be executed
                                  on the following business day

[letter]           In Writing   o Letter of instruction from the registered
                                  owner including the fund and account number and the number of shares or dollar amount you wish to sell

                                o No signature guarantee is required if your
                                  shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record

   Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.


TELEPHONE REDEMPTIONS

   The Fund and Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. Equity Planning and the Fund will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, Equity Planning and the Fund may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that Equity Planning and/or the Fund reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily. In such event, a redemption may be effected by written request by following the procedure outlined above.

WRITTEN REDEMPTIONS
   If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling such securities.


REDEMPTION OF SMALL ACCOUNTS
   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


ACCOUNT REINSTATEMENT PRIVILEGE
   You have a one time privilege of using redemption proceeds to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use this reinvestment privilege.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Fund to distribute substantially all of its net investment income at least annually and to distribute net realized capital gains, if any, annually. Both dividends and distributions will be payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash.

   It is also the policy of the Fund to qualify as a "regulated investment company" by complying with provisions of the Internal Revenue Code of 1986, as amended (the "Code") relieving investment companies which distribute substantially all of their net income (both net investment income and net realized capital gains) from federal income tax on the amounts distributed. The Directors believe that the Fund so complied for its last taxable year. Distributions of net investment income and net realized short-term capital gains (whether received in shares or in cash) are treated by the shareholder as ordinary income for federal income tax purposes. Distributions which are designated by the Fund as long-term gains (whether received in shares or in cash) are treated by the shareholder as long-term capital gains for federal income tax purposes regardless of the length of time the shareholder may have owned shares of the Fund. Shareholders who are not subject to tax on their income will not be required to pay tax on amounts distributed to them. After the close of the calendar year the Fund will advise shareholders what portion of any payments received was ordinary income and what portion was long-term capital gains.


   The federal income tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Fund intends to comply with the distribution requirements and thus does not expect to incur the 4% nondeductible excise tax.


IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax advisor regarding specific questions as to Federal, foreign, state or local taxes.


                             ADDITIONAL INFORMATION
ORGANIZATION OF THE FUND
   The Fund was originally organized on March 21, 1967 as a Massachusetts corporation under the name of "Income and Capital Shares, Inc." The Directors have designated the authorized capital stock of the Fund as 50,000,000 shares of Class A Common Stock, $1 par value and 50,000,000 shares of Class B Common Stock, $1 par value. Shareholders of the Fund are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares will participate equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation, except as otherwise described in this Prospectus. Shares are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).


ADDITIONAL INQUIRIES

   Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semiannual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


REGISTRATION STATEMENT
   This Prospectus does not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Commission in Washington, D.C. upon payment of the prescribed fee.

                         BACKUP WITHHOLDING INFORMATION
Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                              Give Social Security Number or Tax Identification Number of:
------------------------------------------------------------------------------------------------------------
Individual                                Individual
------------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)                   Owner who will be paying tax
------------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors                   Minor
------------------------------------------------------------------------------------------------------------
Legal Guardian                            Ward, Minor or Incompetent
------------------------------------------------------------------------------------------------------------
Sole Proprietor                           Owner of Business (also provide owner's name)
------------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust         Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
------------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                        Corporation, Partnership, Other Organization
------------------------------------------------------------------------------------------------------------
Broker/Nominee                            Broker/Nominee
------------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
         o A corporation
         o Financial institution
         o Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
         o United States or any agency or instrumentality thereof
         o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
         o International organization or any agency or instrumentality thereof
         o Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         o Real estate investment trust
         o Common trust fund operated by a bank under section 584(a)
         o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
         o Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

------------------
This Prospectus sets forth concisely the information about the Phoenix Strategic Allocation Fund, Inc. (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated May 1, 1998. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended December 31, 1997 and is incorporated into the Statement of Additional Information by reference.


     [recycle logo]  PRINTED ON RECYCLED PAPER USING SOYBEAN INK

PHOENIX STRATEGIC ALLOCATION FUND, INC.                      -------------------
PO Box 2200                                                    BULK RATE MAIL
Enfield CT 06083-2200                                           U.S. POSTAGE
                                                                    PAID
                                                               SPRINGFIELD, MA
                                                               PERMIT NO. 444
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[logo]  PHOENIX
        DUFF & PHELPS





PDP 453 (5/98)

                     PHOENIX STRATEGIC ALLOCATION FUND, INC.


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

   This Statement of Additional Information is not the prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Strategic Allocation Fund, Inc. (the "Fund"), dated May 1, 1998, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE FUND..................................................................     2
INVESTMENT OBJECTIVE AND POLICIES.........................................     2
INVESTMENT RESTRICTIONS...................................................     7
PERFORMANCE INFORMATION...................................................     8
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................     9
SERVICES OF THE ADVISER...................................................    10
NET ASSET VALUE...........................................................    11
PLANS OF DISTRIBUTION.....................................................    11
HOW TO BUY SHARES.........................................................    13
REDEMPTION OF SHARES......................................................    14
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................    15
DIRECTORS AND OFFICERS....................................................    16
ADDITIONAL INFORMATION....................................................    22
APPENDIX..................................................................    23



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                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY): (800) 243-1926

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PDP 458(5/98)

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                                    THE FUND


   Phoenix Strategic Allocation Fund, Inc. was organized as a corporation under the laws of the Commonwealth of Massachusetts on November 22, 1966 as the Income and Capital Shares, Inc. At a special meeting of the Fund's shareholders held on June 24, 1994, the holders of the requisite percentages of outstanding shares approved further amendment to the Fund's Restated Articles of Organization to increase the number of authorized shares of the Fund's Common Stock, $1 par value, from 15,000,000 to 50,000,000. On September 30, 1994, the holders of the requisite percentages of outstanding shares approved further amendment to the Fund's Restated Articles of Organization to (i) to redesignate the Common Stock as Class A Common Stock, $1 par value; (ii) to authorize the Directors to designate additional classes of Common Stock; and (iii) to authorize an additional 50,000,000 shares of undesignated Common Stock, $1 par value.


   At a special meeting of the Fund's shareholders held on November 8, 1996, shareholders of the Fund approved a change in the name of the Fund to Phoenix Strategic Allocation Fund, Inc. Prior to the effective date of the name change, November 15, 1996, the Fund was known as the "Phoenix Total Return Fund, Inc."


                        INVESTMENT OBJECTIVE AND POLICIES

   The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies and techniques the Fund will employ in seeking to achieve its objective. The following discussion supplements the description of the Fund's investment policies and techniques in the Prospectus.


WRITING AND PURCHASING OPTIONS
   Call options written by the Fund normally will have expiration dates between three and nine months from the date written. During the option period the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by the Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


LIMITATIONS ON OPTIONS
   The Fund may write call options only if they are covered and remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts to collateralize fully the position and thereby ensure that it is not leveraged. Any amount pledged may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


   The Fund may invest up to 5% of its total assets in exchange-traded call and put options. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with the Fund's qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


RISKS RELATING TO OPTIONS
   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.


RISKS OF OPTIONS ON INDICES
   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in the Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 5% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments of cash or U.S. Treasury bills, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Fund will pay commissions on financial futures contract and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS

   The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


   The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."


RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS
   Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total

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return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.


   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


REPURCHASE AGREEMENTS
   Repurchase agreements are described in the Fund's Prospectus. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy. The Directors of the Fund will monitor the Fund's repurchase agreement transactions periodically and with the Adviser will consider standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund. No more than an aggregate of 10% of the Fund's total assets, at the time of investment, will be invested in repurchase agreements having maturities of no more than seven days. In addition, the Fund may invest up to 15% of its net assets in illiquid securities including repurchase agreements having maturities greater than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Fund's Directors acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


LENDING PORTFOLIO SECURITIES
   The Fund may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by the Fund to be creditworthy and when the consideration to be earned justifies the attendant risks.


FOREIGN SECURITIES

   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be less than 25% of the Fund's net assets. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


   The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


                             INVESTMENT RESTRICTIONS

   The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Fund is subject. The investment restrictions described below are fundamental policies and may not be changed without the approval of the lesser of (i) a majority of the Fund's outstanding shares and (ii) 67% of the shares represented at a meeting of Fund shareholders at which the holders of 50% or more of the Fund's outstanding shares are represented. The Fund may not:


(1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(3) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options, provided that the premiums on all outstanding call and put options would not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

(4) Borrow in excess of 5% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance.

(5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

(6) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets.

(8) Make loans, except that the Fund may (a) invest up to 10% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

(9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

(10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer.

(11) Invest in securities of any issuer if any officer or director of the Fund or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers and directors own in the aggregate more than 5% of the securities of such issuer.

(12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations.

(13) Invest in warrants or rights except where acquired in units or attached to other securities.

(14) Purchase an illiquid security such as a restricted security (including repurchase agreements of a type regarded as "illiquid") or a security for which market value quotations are not readily available if as a result of such purchase more than 15% of the Fund's net assets would be invested in such securities.

(15) Invest in interests in oil, gas, or other mineral exploration or development programs.

(16) Issue senior securities.

   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered a violation of the restriction.


                             PERFORMANCE INFORMATION

   Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual total return" and "total return."


   The average annual total return for Class A and Class B Shares is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (displayed below). The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

               P(1+T)(n) = ERV

   Where:      P   = a hypothetical initial payment of $1,000

               T   = average annual total return

               n   = number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, 10 year periods at the end of the 1, 5, 10 year periods (or fractional periods).


   The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for shares of the Fund, through December 31, 1997.


               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997

                                                                      From Inception
                               1 Year     5 Years     10 Years     10/24/94 to 12/31/97
                               ------     -------     --------     --------------------
                   Class A     14.98%      9.82%       11.22%               N/A
                   Class B     15.78%       N/A          N/A              13.43%



   Performance information reflects only the performance of a hypothetical investment in the Class A or Class B shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other accounts of the Adviser. Conversely, brokerage and research services provided by brokers to other accounts of the Adviser may benefit the Fund. Where transactions are made in the over-the-counter market, the Adviser will cause the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

   The policy of the Fund with respect to brokerage is and will be reviewed by the Board of Directors of the Fund from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

   For the fiscal years ended December 31, 1995, 1996, and 1997 brokerage commissions paid by the Fund on portfolio transactions totaled $854,032, $1,442,976 and $1,346,891, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1997 included brokerage commissions of $1,058,039 on portfolio transactions aggregating $1,080,516,016 executed by brokers who provided research and other statistical and factual information.



                             SERVICES OF THE ADVISER


   The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. The Adviser was organized in 1932 as John P. Chase, Inc. and has been engaged in the management of the Fund since 1967. In addition to the Fund, the Adviser also serves as investment adviser to Phoenix Series Fund, The Phoenix Edge Series Fund (all series except Real Estate Securities Series and Aberdeen New Asia Series), Phoenix Strategic Equity Series Fund (all funds except Phoenix Equity Opportunities Fund), Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities Portfolio, Enhanced Reserves Portfolio and Core Equity Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and the Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio), and as sub-adviser to the SunAmerica Series Trust, among other investment adviser clients.

   All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Duff & Phelps Corporation. The majority shareholder of Phoenix Duff & Phelps Corporation is Phoenix Home Life Mutual Insurance Company ("Phoenix") of Hartford, Connecticut. Phoenix, which was founded in 1851, is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the Distributor of the Fund's shares and as Financial Agent for the Fund.

   Philip R. McLoughlin, a director and officer of the Fund, is also a director of the Adviser. Michael E. Haylon, an officer of the Fund, is also a director and officer of the Adviser. G. Jeffrey Bohne, Mary E. Canning, William E. Keen, III, William R. Moyer, William J. Newman and James D. Wehr, officers of the Fund, are officers of the Adviser.


   The contract between the Fund and the Adviser provides that the Adviser shall furnish the Fund investment advice, certain administrative services, office space and facilities, and shall pay the compensation of all officers and employees of the Fund. All expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund, including, among others, taxes, brokerage fees and commissions, fees of Directors who are not full time employees of the Adviser or any of its affiliates, charges of custodians, transfer and dividend disbursing agents and registrars, bookkeeping, auditing and legal expenses, expenses of insurance premiums for fidelity and other coverage and extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party, will be borne by the Fund.

   The contract between the Fund and the Adviser provides that, as compensation for its services to the Fund, the Adviser is entitled to a fee, payable within five days after the end of each fiscal month, at the annual rate of 0.65% of the average of the aggregate daily net asset values of the Fund up to $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion. It also provides that the Fund will reimburse the Adviser on a cost basis in the event the Adviser provides any services (excluding printing) involved in maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports. The Adviser has agreed to reimburse the Fund for the amount, if any, of the expenses of the Fund (including the Adviser's compensation but excluding interest, brokerage cost, taxes and extraordinary expenses) for any fiscal year which exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed (and not waived) on the Fund by any state in which shares of the Fund are then qualified for sale. Currently, the most restrictive state expense limitation provisions limit such expenses of the Fund to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation. For the fiscal years ended December 31, 1995, 1996 and 1997 the Adviser received fees totaling, $2,371,629, $2,241,038 and $2,109,677, respectively, and it was not necessary that the Adviser reimburse ordinary operating expenses of the Fund.

   The contract between the Fund and the Adviser continues from year to year so long as (1) such continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares of the Fund and (2) such continuance or any renewal and the terms of such contract have been approved by the vote of a majority of Directors of the Fund who are not interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. It may be terminated without penalty at any time on sixty days written notice, either by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Fund or by the Adviser, and automatically terminates upon its assignment (within the meaning of said Investment Company Act).



                                 NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Directors or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund when investing in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Directors or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Directors although the actual calculations may be made by persons acting pursuant to the direction of the Directors.


                              PLANS OF DISTRIBUTION


   Equity Planning, a registered broker-dealer which is a subsidiary of Phoenix Duff & Phelps Corporation, serves as national distributor of the Fund's shares.


   The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Directors will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


   For its services under the amended and restated Class A and Class B Share Distribution Plans, Equity Planning receives sales charges on transactions in Fund shares (see "Purchase of Shares" in the Prospectus) and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal year ended December 31, 1995, 1996 and 1997, Equity Planning's gross commissions on sales of Fund shares totaled $468,755, $289,171 and $186,575, respectively. Of those amounts, Equity Planning retained net commissions of $59,491, $238,804 and $52,647, respectively, for its services, the balance being paid to dealers with whom Equity Planning had sales agreements.

   Equity Planning also acts as Financial Agent of the Fund and as such performs bookkeeping and pricing services and certain other administrative functions for the Fund. As compensation for its services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:


        First $100 million                          .05% plus a minimum fee
        $100 million to $300 million                .04%
        $300 million to $500 million                .03%
        Greater than $500 million                   .015%


   A minimum fee of $60,000 applies to the Fund. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For services to the Fund during the fiscal years ended December 31, 1995, 1996 and 1997, the Financial Agent received fees of $109,460, $103,432 and $149,370, respectively.

   Philip R. McLoughlin, a director and officer of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, William R. Moyer, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.



DISTRIBUTION PLANS

   To permit the use of Fund assets to encourage activities primarily intended to result in the sale of Fund shares, the Fund has adopted amended and restated Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The amended and restated Class A and Class B Plans have been approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors").

   The amended and restated Class B Plan authorizes the monthly payment by the Fund to the Distributor for actual expenses of the Distributor up to 0.75% of the Fund's Class B average daily net assets. Expenditures under the Plan may consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting commissions and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund will pay 0.25% annually of the average daily net assets of the Fund's shares for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


   Each Plan requires that at least quarterly the Directors of the Fund review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Directors who are not interested persons of the Fund to the discretion of other Directors who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Directors of the Fund and (b) the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.


   For the fiscal year ended December 31, 1997, the Fund paid Rule 12b-1 Fees in the amount of $889,408 ($785,416 under the Class A Plan and $103,992 under the Class B Plan) of which Equity Planning received $214,049, W.S. Griffith & Co., Inc., an affiliate, received $49,325 and unaffiliated broker-dealers received $626,034. The 12b-1 payments were used for: (1) compensating dealers ($711,284); (2) compensating sales personnel ($156,588); (3) advertising ($87,824); (4) printing and mailing prospectuses to other than current shareholders ($22,894); (5) service costs ($67,278) and (6) other ($33,400).



                                HOW TO BUY SHARES

   The Prospectus includes information as to the offering price of Class A and Class B Fund shares, the sales charge included in the offering price, and the minimum initial and subsequent investments which may be made in Fund shares. Sales of shares are made through registered representatives of the Distributor, Equity Planning, or through securities brokers or dealers with whom Equity Planning has sales agreements. Dealers purchase shares at a discount from the applicable offering price. Dealers receiving such discounts may be deemed "underwriters" within the meaning of that term under the Securities Act of 1933. Sales of shares are also made to customers of banks or bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price.


   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.



ALTERNATIVE PURCHASE ARRANGEMENTS
   The Fund is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").


CLASS A SHARES

   An investor who pays an initial sales charge or purchases at net asset value acquires Class A shares. Class A shares are subject to ongoing distribution plan fees at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges.



CLASS B SHARES

   An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class B shares. Class B shares permit the investor's payment to be invested in full from the time the investment is made. The higher ongoing distribution plan fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which your order to purchase was accepted. The purpose of the conversion feature is to eliminate the higher distribution plan fees after the Distributor has been compensated for distribution expenses related to the Class B shares. See "Conversion Feature" below.

   The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial given such factors as the amount of the purchase, the length of time you expect to hold the shares, and whether you choose to receive distributions in cash or to reinvest them in additional shares. You should consider whether, during the anticipated term of your investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sale charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution and service fees on Class A shares purchased at the same time, and the extent to which such differential would be offset by the lower expenses attributable to Class A shares.

   Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends. However, because initial sales charges are deducted at the time of purchase, Class A investors do not have all their funds invested initially and initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B shares may exceed the initial sales charge on Class A shares during the term of the investment. However, such investors must weigh this consideration against the fact that, because of the initial Class A sales charges, not all of their funds will be invested initially.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution plan fees and, in the case of Class B shares, from the proceeds of the ongoing distribution and service fees and the contingent deferred sales charge imposed upon redemptions within five years of purchase. Sales personnel of broker-dealers distributing shares may receive differing compensation for selling Class A or Class B shares. The purpose and function of the contingent deferred sales charge and ongoing distribution and service fees with respect to the Class B shares are the same as those of the initial sale charge and ongoing distribution plan fees with respect to the Class A shares.

   Dividends paid with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution plan fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class and will result in a lower dividend.


   The Directors of the Fund have determined that no conflict of interest will exist between the Class A and Class B shares. The Directors shall, pursuant to their fiduciary duties under the Investment Company Act of 1940 and state law, monitor the question of Class A and Class B shares and seek to ensure that no such conflict arises.


CONVERSION FEATURE

   Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributor has been compensated for distribution expenses related to the Class B shares.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in your account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


INVEST-BY-PHONE
   This expedited investment service allows you to purchase shares for your account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to State Street Bank and Trust Company for credit to your Fund account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check, if applicable. Upon Equity Planning's acceptance of the authorization form (usually two weeks) you may call toll free 800-367-5877 prior to 3:00 p.m. (New York time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your Fund account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.


   The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


EXCHANGE PRIVILEGE

   Shares of the Fund may be exchanged for shares of the same class of shares of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. You may elect to have shares of the Fund exchanged for shares of any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual, or annual basis ("Systematic Exchange"). See the Fund's prospectus for more information on the Exchange Privilege and other services available to shareholders.



                              REDEMPTION OF SHARES


   The redemption price is the net asset value next determined following the receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, with signatures guaranteed in the manner described below. Class B shares are subject to a contingent deferred sales charge upon a redemption of shares within five years of the date of purchase. Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. Therefore, it is suggested that shareholders holding shares registered in other than individual names contact the Fund's Transfer Agent at (800) 243-1574 prior to redemption to ensure that all necessary documents accompany the redemption request.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   BY MAIL. Non-certificated shares registered on the books of the Fund may be redeemed by submitting a written request for redemption to Phoenix Funds, c/o State Street Bank and Trust Company, PO Box 8301, Boston, MA 02266-8301. The redemption request must contain the shareholder(s)' account name(s) and number(s), the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If the shares are registered in the names of individuals, singly, jointly or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Shares represented by certificates in your possession may be redeemed by submitting a written request for the redemption to Phoenix Funds, c/o State Street Bank and Trust Company, PO Box 8301, Boston, MA 02266-8301, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signatures must also be guaranteed on any change of address request submitted in conjunction with a redemption request.

   BY TELEPHONE. Unless you elect in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 243-1574 and telephone redemptions will also be accepted on your behalf from your registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. Equity Planning and the Fund will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, Equity Planning and/or the Fund may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that Equity Planning and/or the Fund reasonably believe to be genuine.


   Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.


   If the proceeds of the redemption are less than $500, the redemption will normally be paid on the first business day following receipt of the request and sent by mail to the address of record on your Fund account. If the proceeds of the redemption are $500 or more, the redemption will be wired to the designated U.S. commercial bank account. (The Telephone Redemption Privilege is not available to HR-10, IRA or 403(b)(7) Plans.)



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Fund to comply with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income (both net investment income and net realized capital gains) from Federal income tax on the amounts distributed.


   To qualify for treatment as a regulated investment company ("RIC") for tax purposes, the Fund must: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Internal Revenue Code at the end of each quarter of the taxable year. Under certain state tax laws, the Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test, the Fund must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If in any taxable year the Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.


   Income dividends and short-term capital gain distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes.

   Distributions which are designated by the Fund as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder). Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Any taxable distribution which is declared in December payable to shareholders of record on any date in December and paid before the next February l will be taxable to shareholders in the year declared.

   The Fund is required to withhold, for income taxes, 31% of dividends, distributions and redemption payments if any of the following circumstances exist: (i) a shareholder fails to provide the Fund with a correct taxpayer identification number ("TIN"); (ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or (iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required with respect to accounts where the shareholder fails to certify that (i) the TIN provided is correct and (ii) the shareholder is not subject to such withholding. However, withholding will not be required in the case of certain exempt entities nor in the case of those shareholders who comply with the procedures as set forth by the Internal Revenue Service. If incorrect information is provided by the shareholder and the Internal Revenue Service consequently assesses the Fund a penalty, this penalty will be passed on to the shareholder.

   Dividends paid from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The information included in the Prospectus with respect to Dividends, Distributions and Taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Internal Revenue Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from the Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.


                             DIRECTORS AND OFFICERS

   The following table sets forth information concerning the directors and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each director and executive officer is 56 Prospect Street, Hartford, Connecticut 06115-0480. The directors and executive officers are listed below.

                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

Robert Chesek (63)               Director                 Trustee/Director, (1981-present) and Chairman (1989-1994)
49 Old Post Road                                          Phoenix Funds. Trustee, Phoenix Duff & Phelps Institutional
Wethersfield, CT 06109                                    Mutual Funds and Phoenix-Aberdeen Series Fund (1996-present).
                                                          Vice President, Common Stock, Phoenix Home Life Mutual Insurance
                                                          Company (1980-1994). Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).


                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

E. Virgil Conway (68)            Director                 Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                        Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                      (1970-present), Pace University (1978-present), Atlantic Mutual
                                                          Insurance Company (1974-present), HRE Properties (1989-present),
                                                          Greater New York Councils, Boy Scouts of America (1985-present),
                                                          Union Pacific Corp. (1978-present), Blackrock Freddie Mac
                                                          Mortgage Securities Fund (Advisory Director) (1990-present),
                                                          Centennial Insurance Company (1974-present), Josiah Macy, Jr.,
                                                          Foundation (1985-present), The Harlem Youth Development
                                                          Foundation (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                          (1994-present), Realty Foundation of New York (1972-present), New
                                                          York Housing Partnership Development Corp. (Chairman)
                                                          (1981-present) and Fund Directions (Advisory Director)
                                                          (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                          Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present). Director, Duff &
                                                          Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility
                                                          and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                          Committee of the City of New York (1981-1996). Advisory Director,
                                                          Blackrock Fannie Mae Mortgage Securities Fund (1989-1996). Member
                                                          (1990-1995), Chairman (1992-1995), Financial Accounting Standards
                                                          Advisory Council. Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).

Harry Dalzell-Payne (68)         Director                 Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                                      Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                             Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                                        Income Inc. (1995-present) and Duff & Phelps Utility and
                                                          Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                          Mortgage Co., Inc. (1991-1994). Director/Trustee, the National
                                                          Affiliated Investment Companies (1983-1993). Formerly a Major
                                                          General of the British Army.

*Francis E. Jeffries (67)        Director                 Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                                       Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                                 Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                          (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                          (1991-present), Duff & Phelps Utility and Corporate Bond Trust
                                                          Inc. (1993-present). Director, The Empire District Electric
                                                          Company (1984-present). Director (1989-1997), Chairman of the
                                                          Board (1993-1997), President (1989-1993), and Chief Executive
                                                          Officer (1989-1995), Phoenix Duff & Phelps Corporation.

Leroy Keith, Jr. (59)            Director                 Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                        (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                         Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                                   Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                              (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                        Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                          Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and
                                                          Master Reserves Trust. President, Morehouse College
                                                          (1987-1994). Chairman and Chief Executive Officer, Keith
                                                          Ventures (1992-1994). Director/Trustee, the National
                                                          Affiliated Investment Companies (until 1993).


                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

*Philip R. McLoughlin (51)       Director and             Chairman (1997-present, Director (1995-present), Vice Chairman
                                 President                (1995-1997) and Chief Executive Officer (1995-1997), Phoenix
                                                          Duff & Phelps Corporation. Director (1994-present) and
                                                          Executive Vice President, Investments (1988-present), Phoenix
                                                          Home Life Mutual Insurance Company. Director/Trustee and
                                                          President, Phoenix Funds (1989-present). Trustee and
                                                          President, Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                          Phelps Institutional Mutual Funds (1996-present). Director,
                                                          Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                          and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1995-present). Director (1983-present) and Chairman
                                                          (1995-present), Phoenix Investment Counsel, Inc. Director
                                                          (1984-present) and President (1990-present), Phoenix Equity
                                                          Planning Corporation. Director (1993-present), Chairman
                                                          (1993-present) and Chief Executive Officer (1993-1995),
                                                          National Securities & Research Corporation. Director, Phoenix
                                                          Reality Group, Inc. (1994-present), Phoenix Realty Advisors,
                                                          Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                          (1994-present), Phoenix Realty Securities, Inc.
                                                          (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                          Vice President, Phoenix Life and Annuity Company
                                                          (1996-present). Director and Executive Vice President, PHL
                                                          Variable Insurance Company (1995-present). Director, Phoenix
                                                          Charter Oak Trust Company (1996-present). Director and Vice
                                                          President, PM Holdings, Inc. (1985-present). Director and
                                                          President, Phoenix Securities Group, Inc. (1993-1995).
                                                          Director (1992-present) and President (1992-1994), W.S.
                                                          Griffith & Co., Inc. Director (1992-present) and President
                                                          (1992-1994), Townsend Financial Advisers, Inc.
                                                          Director/Trustee, the National Affiliated Investment Companies
                                                          (until 1993).

**Everett L. Morris (69)         Director                 Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                            Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff &
Colts Neck, NJ 07722                                      Phelps Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen
                                                          Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                          Funds (1996-present). Director, Duff & Phelps Utilities
                                                          Tax-Free Income Inc., (1991-present), Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present). Director, Public
                                                          Service Enterprise Group, Inc. (1986-1993). President and
                                                          Chief Operating Officer, Enterprise Diversified Holdings, Inc.
                                                          (1989-1993).

*James M. Oates (51)             Director                 Chairman, IBEX Capital Markets LLC (1997-present). Managing
Managing Director                                         Director, Wydown Group (1994-present). Director, Phoenix Duff &
The Wydown Group                                          Phelps Corporation (1995-present). Director/Trustee, Phoenix Funds
IBEX Capital Markets LLC                                  (1987-present).Trustee, Phoenix-Aberdeen Series Fund and Phoenix
60 State Street                                           Duff & Phelps Institutional Mutual Funds (1996-present). Director,
Suite 950                                                 AIB Govett Funds (1991-present), Blue Cross and Blue Shield of New
Boston, MA 02109                                          Hampshire (1994-present), Investors Financial Service
                                                          Corporation (1995-present), Investors Bank & Trust Corporation
                                                          (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                          Financial (1996-present) and Command Systems, Inc.
                                                          (1998-present), Vice Chairman, Massachusetts Housing
                                                          Partnership (1992-present). Member, Chief Executives
                                                          Organization (1996-present). Director (1984-1994), President
                                                          (1984-1994) and Chief Executive Officer (1986-1994), Neworld
                                                          Bank. Director/Trustee, the National Affiliated Investment
                                                          Companies (until 1993).


                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

*Calvin J. Pedersen (56)         Director                 Director (1986-present), President (1993-present) and Executive Vice
Phoenix Duff & Phelps                                     President (1992-1993), Phoenix Duff & Phelps Corporation.
Corporation                                               Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
55 East Monroe Street                                     Aberdeen Series Fund and Phoenix Duff & Phelps  Institutional
Suite 3600                                                Mutual Funds (1996-present). President and Chief Executive Officer,
Chicago, IL 60603                                         Duff & Phelps Utilities Tax-Free Income Inc. (1995-present),
                                                          Duff & Phelps Utilities Income Inc. (1994-present) and Duff &
                                                          Phelps Utility and Corporate Bond Trust Inc. (1995-present).

**Herbert Roth, Jr. (69)         Director                 Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                           Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                              Funds (1996-present). Director, Boston Edison Company (1978-
Sherborn, MA 01770                                        present), Phoenix Home Life Mutual Insurance Company
                                                          (1972-present), Landauer, Inc. (medical services)
                                                          (1970-present), Tech Ops./Sevcon, Inc. (electronic
                                                          controllers) (1987-present), and Mark IV Industries
                                                          (diversified manufacturer) (1985-present). Director, Key
                                                          Energy Group (oil rig service) (1988-1994). Director/Trustee, the National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)         Director                 Managing Director, Mullin Associates (1993-present). Director/Trustee,
102 Valley Road                                           Phoenix Funds, (1993-present). Trustee, Phoenix-Aberdeen Series
New Canaan, CT 06840                                      Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present). Vice President and General Manager, Coats &
                                                          Clark, Inc. (previously Tootal American, Inc.) (1991-1993).
                                                          Director/Trustee, the National Affiliated Investment Companies
                                                          (1984-1993).

Lowell P. Weicker, Jr. (66)      Director                 Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                           Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Greenwich, CT 06830                                       Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                          Inc. (1995-present), Compuware (1996-present) and Burroughs
                                                          Wellcome Fund (1996-present). Visiting Professor, University of Virginia (1997-present). Director, Duty Free International
                                                          (1997). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                          Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (40)           Executive Vice           Director and Executive Vice President-Investments, Phoenix Duff &
                                 President                Phelps Corporation (1995-present). Senior Vice President,
                                                          Securities Investments, Phoenix Home Life Mutual Insurance
                                                          Company (1993-1995). Director (1994-present), President
                                                          (1996-present), and Executive Vice President (1994-1996),
                                                          National Securities & Research Corporation. Executive Vice
                                                          President, Phoenix Funds (1995-present) Phoenix-Aberdeen Series
                                                          Fund (1996-present). Executive Vice President (1997-present),
                                                          Vice President (1996-1997), Phoenix Duff & Phelps Institutional
                                                          Mutual Funds. Director (1994-present), President (1995-present)
                                                          and Executive Vice President (1994-1995), Phoenix Investment
                                                          Counsel, Inc. Director (1994-present), President (1996-present)
                                                          and Executive Vice President (1994-1996), National Securities &
                                                          Research Corporation. Director, Phoenix Equity Planning
                                                          Corporation (1995-present). Various other positions with Phoenix
                                                          Home Life Mutual Insurance Company (1990-1993).


                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

William J. Newman (58)           Senior Vice              Executive Vice President (1995-present) and Chief Investment
                                 President                Strategist (1996-present), Phoenix Investment Counsel, Inc.
                                                          Executive Vice President and Chief Investment Strategist
                                                          (1996-present), Senior Vice President (1995-1996), National
                                                          Securities & Research Corporation. Senior Vice President,
                                                          Phoenix Strategic Equity Series Fund (1996-present), The
                                                          Phoenix Edge Series Fund (1995-present), Phoenix
                                                          Multi-Portfolio Fund (1995-present), Phoenix Income and
                                                          Growth Fund (1996-present), Phoenix Series Fund (1995-present),
                                                          Phoenix Strategic Allocation Fund, Inc. (1996-present),
                                                          Phoenix Worldwide Opportunities Fund (1996-present),
                                                          Phoenix Duff & Phelps Institutional Funds (1996-present), and
                                                          Phoenix-Aberdeen Series Fund (1996-present). Senior
                                                          Vice President, Phoenix Equity Planning Corporation
                                                          (1995-1996). Vice President, Common Stock and Chief
                                                          Investment Strategist, Phoenix Home Life Insurance Company
                                                          (April, 1995-November, 1995). Chief Investment Strategist,
                                                          Kidder, Peabody Co., Inc. (1993-1994). Managing Director,
                                                          Equities, Bankers Trust Company (1991-1993).

James D. Wehr (40)               Senior Vice              Managing Director, Fixed Income (1996-present), Vice President
                                 President                (1991-1996), Phoenix Investment Counsel, Inc. Managing
                                                          Director, Fixed Income (1996-present), Vice President (1993-1996),
                                                          National Securities & Research Corporation. Senior Vice President
                                                          (1997-present), Vice President (1988-1997) Phoenix
                                                          Multi-Portfolio Fund; Senior Vice President (1997-present), Vice
                                                          President (1990-1997) Phoenix Series Fund; Senior Vice President
                                                          (1997-present), Vice President (1991-1997) The Phoenix Edge
                                                          Series Fund; Senior Vice President (1997-present), Vice
                                                          President (1993-1997) Phoenix California Tax Exempt Bonds, Inc.,
                                                          Senior Vice President (1997-present), Vice President (1996-1997)
                                                          Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                          President (1997-present) Phoenix Multi-Sector Fixed
                                                          Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund,
                                                          Phoenix Income and Growth Fund and Phoenix Strategic
                                                          Allocation Fund, Inc. Senior Vice President and Chief Investment
                                                          Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                          (1997-present). Managing Director, Public Fixed Income,
                                                          Phoenix Home Life Insurance Company (1991-1995). Various
                                                          positions with Phoenix Home Life Mutual Insurance Company
                                                          (1981-1991).

Mary C. Canning (41)             Vice President           Managing Director & Investment Strategist, Equities
                                                          (1996-present), Vice President (1991-1996), Phoenix Investment
                                                          Counsel, Inc. Managing Director and Investment Strategist,
                                                          National Securities & Research Corporation (1996-present).
                                                          Vice President, The Phoenix Edge Series Fund (1987-present)
                                                          and Phoenix Strategic Allocation Fund, Inc. (1996-present).
                                                          Associate Portfolio Manager, Common Stock, Phoenix Home Life
                                                          Mutual Insurance Company (1991-1995). Various other positions with Phoenix Home Life Mutual Insurance Company (1982-1991).

William E. Keen, III (34)        Vice                     Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.          President                Compliance (1995-1996), Phoenix Equity Planning Corporation.
P.O. Box 2200                                             Vice President, Phoenix Funds, Phoenix-Aberdeen Series
Enfield, CT 06083-2200                                    Fund, and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                          present). Assistant Vice President, USAffinity Investments LP,
                                                          (1994-1995). Treasurer and Secretary, USAffinity Funds
                                                          (1994-1995). Manager, Fund Administration, SEI Corporation
                                                          (1991-1994).


                                 POSITIONS HELD                           PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE         WITH THE FUND                           DURING THE PAST 5 YEARS
   ---------------------         -------------                           -----------------------

William R. Moyer (53)            Vice                     Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.          President                Phelps Corporation (1995-present). Senior Vice President (1990-
P.O. Box 2200                                             present), Chief Financial Officer (1996-present), Finance (until 1996)
Enfield, CT 06083-2200                                    and Treasurer (1994-1996), Phoenix Equity Planning Corporation.
                                                          Senior Vice President (1990-present), Chief Financial Officer
                                                          (1996-present), Finance (until 1996) and Treasurer
                                                          (1994-present), Phoenix Investment Counsel, Inc. Senior Vice
                                                          President (1994-present), Chief Financial Officer
                                                          (1996-present), Finance (until 1996) and Treasurer
                                                          (1994-present), National Securities & Research Corporation. Vice
                                                          President, Phoenix Funds (1990-present), Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                          Series Fund (1996-present). Senior Vice President and Chief
                                                          Financial Officer, Phoenix Duff & Phelps Investment Management
                                                          Co. (1996-present). Vice President, Investment Products Finance,
                                                          Phoenix Home Life Mutual Insurance Company (1990-1995). Senior
                                                          Vice President and Chief Financial Officer (1993-1995) and
                                                          Treasurer (1994-1995), W.S. Griffith & Co., Inc. and Townsend
                                                          Financial Advisors, Inc. Senior Vice President, Finance, Phoenix
                                                          Securities Group, Inc. (1993-1995). Vice President, the National
                                                          Affiliated Companies (until 1993).

Leonard J. Saltiel (44)          Vice                     Managing Director, Operations and Service (1996-present), Senior
100 Bright Meadow Blvd.          President                Vice President, (1994-1996), Phoenix Equity Planning Corporation.
P.O. Box 2200                                             Vice President, Phoenix Funds, (1994-present), Phoenix Duff & Phelps
Enfield, CT 06083-2200                                    Institutional Mutual Funds and Phoenix-Aberdeen Series Fund
                                                          (1996-present), and National Securities & Research Corporation
                                                          (1994-1996). Vice President, Investment Operations, Phoenix
                                                          Home Life Mutual Insurance Company (1994-1995). Various
                                                          positions with Phoenix Home Life Insurance Company (1987-1994).

Nancy G. Curtiss (45)            Treasurer                Treasurer (1996-present), Vice President, Fund Accounting
                                                          (1994-1996), Phoenix Equity Planning Corporation. Treasurer,
                                                          Phoenix Funds (1994-present), Phoenix-Aberdeen Series Fund
                                                          (1996-present), and Phoenix Duff & Phelps Institutional Mutual
                                                          Funds (1996-present). Second Vice President and Treasurer,
                                                          Fund Accounting, Phoenix Home Life Mutual Insurance Company
                                                          (1994-1995). Various positions with Phoenix Home Life Mutual
                                                          Insurance Company (1987-1994).

G. Jeffrey Bohne (50)            Secretary                Vice President, Mutual Fund Customer Service (1996-present), Vice
101 Munson Street                and Clerk                President, Transfer Agent Operations (1993-1996), Phoenix Equity
Greenfield, MA 01301                                      Planning Corporation (1996-present). Secretary/Clerk, Phoenix
                                                          Funds (1993-present), Phoenix-Aberdeen Series Fund and Phoenix
                                                          Duff & Phelps Institutional Mutual Funds (1996-present). Vice
                                                          President and General Manager, Phoenix Home Life Mutual
                                                          Insurance Company (1993-present). Assistant Vice President,
                                                          Phoenix Home Life Mutual Insurance Company (1992-1993). Vice
                                                          President, Home Life of New York Insurance Company (1984-1992).

---------------

*Indicates that the Director is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a) of the Investment Company Act of 1940.

**Pursuant to the retirement policy of Phoenix Funds, Messrs. Morris and Roth will retire form the Board of Directors effective January 1, 1999.

   For services rendered to the Fund during the fiscal year ended December 31, 1997, the Directors received an aggregate of $20,663 from the Fund as Directors' fees. For services on the Board of Directors/Trustees of the Phoenix Funds, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Directors. Director fee costs are allocated equally to each of the Series and Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

   For the Fund's last fiscal year ending December 31, 1997, the Directors received the following compensation:



                                                   PENSION OR                               TOTAL
                                                   RETIREMENT          ESTIMATED        COMPENSATION
                                                    BENEFITS            ANNUAL          FROM FUND AND
                                 AGGREGATE       ACCRUED AS PART       BENEFITS         FUND COMPLEX
                               COMPENSATION          OF FUND             UPON        (13 FUNDS) PAID TO
           NAME                  FROM FUND          EXPENSES          RETIREMENT          DIRECTORS
           ----                  ---------         ----------          --------          -----------
Robert Chesek                     $1,545                                                   $56,500
E. Virgil Conway+                 $2,010                                                   $73,000
Harry Dalzell-Payne+              $1,755                                                   $63,750
Francis E. Jeffries               $1,500*                                                  $55,000
Leroy Keith, Jr                   $1,545              None               None              $56,500
Philip R. McLoughlin+             $    0             for any            for any            $     0
Everett L. Morris+                $1,710*           Director           Director            $63,000
James M. Oates+                   $1,710                                                   $62,250
Calvin J. Pedersen                $    0                                                   $     0
Herbert Roth, Jr+                 $2,085*                                                  $74,750
Richard E. Segerson               $1,770                                                   $64,750
Lowell P. Weicker, Jr             $1,688                                                   $61,250

----------------

*This compensation (and the earnings thereon) was deferred pursuant to the Directors Deferred Compensation Plan. At December 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161, $126,891 and $137,672, respectively. At present, by agreement among the Fund, the Distributor and the electing Director, Director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


   On March 31, 1998, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of March 31, 1998 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.


NAME OF SHAREHOLDER                 CLASS       NUMBER OF SHARES      PERCENT OF CLASS
-------------------                 -----       ----------------      ----------------
Merrill Lynch, Pierce, Fenner      Class B         37,517.000               5.46%
    & Smith, Inc.
ATTN: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, Florida 32246



                             ADDITIONAL INFORMATION


   The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the Commission's rules and regulations.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, serves as the Fund's custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082, serves as Transfer Agent of the Fund. As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement effective June 1, 1994.


INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.


FINANCIAL STATEMENTS
   Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended December 31, 1997 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.


                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.


   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
   AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                        INVESTMENTS AT DECEMBER 31, 1997


                                    STANDARD
                                    & POOR'S            PAR
                                     RATING            VALUE
                                  (Unaudited)          (000)               VALUE
                                -------------------------------   ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES--3.1%
U.S. Treasury Notes--2.6%
  U.S. Treasury Notes
    6.625%, 5/15/07 ...........     AAA              $  7,865        $ 8,327,069
                                                                     -----------
Agency Mortgage-Backed Securities--0.5%
  FNMA 6.85%, 5/17/20 .........     AAA                 1,500          1,538,906
                                                                     -----------
TOTAL U.S. GOVERNMENT AND
 AGENCY SECURITIES
  (Identified cost $9,313,833) .................................       9,865,975
                                                                     -----------
MUNICIPAL BONDS--4.1%
California--2.0%
  California State Department
    Water System Series S
    5%, 12/1/29 ...............     AA                    325            315,988
  Kern County Pension
    Obligation Taxable
    7.26%, 8/15/14 (f) ........     AAA                 1,700          1,805,978
  Long Beach Pension
    Obligation Taxable
    6.87%, 9/1/06 .............     AAA                   950            988,351
  Los Angeles County Public
    Works 5.125%, 12/1/29 .....     AAA                   495            486,328
  San Bernardino County
    Pension Obligation
    Revenue Taxable 6.87%,
    8/1/08 ....................     AAA                   455            472,913
  San Bernardino County
    Pension Obligation
    Revenue Taxable 6.94%,
    8/1/09 ....................     AAA                 1,240          1,297,164
  Ventura County Pension
    Obligation Taxable
    6.54%, 11/1/05 ............     AAA                 1,100          1,121,384
                                                                     -----------
                                                                       6,488,106
                                                                     -----------
Florida--1.6%
  Florida State Department of
    Transportation Series A
    5%, 7/1/27 ................     AA+                   400            389,260
  Miami Beach Special
    Obligation Taxable
    8.60%, 9/1/21 .............     AAA                 3,600          4,066,092
  University of Miami
    Exchangeable Revenue
    Series A Taxable 7.65%,
    4/1/20 ....................     AAA                   595            628,028
                                                                     -----------
                                                                       5,083,380
                                                                     -----------
Massachusetts--0.1%
  Massachusetts State Water
    Authority 5%, 8/1/24 ......     AAA                   400            388,592
                                                                     -----------

                                    STANDARD
                                    & POOR'S            PAR
                                     RATING            VALUE
                                  (Unaudited)          (000)               VALUE
                                -------------------------------   ----------------
Texas--0.2%
  Houston Water & Sewer
    Refunding, Jr. Lien,
    Series D 5%, 12/1/25 ......     AAA              $    495        $   484,145
                                                                     -----------
Washington--0.2%
  Washington State Series E
    Taxable 5%, 7/1/22 ........     AA+                   495            486,818
                                                                     -----------
TOTAL MUNICIPAL BONDS
  (Identified cost $12,507,289) ...................................   12,931,041
                                                                     -----------
NON-CONVERTIBLE BONDS--5.5%
Asset-Backed Securities--1.8%
  AESOP Funding II LLC
    97-1, A2 144A 6.40%,
    10/20/03 (d) ..............     AAA                 1,600          1,613,000
  Capita Equipment
    Receivables Trust 97-1,
    B 6.45%, 8/15/02 ..........     A+                    600            600,938
  Chase Credit Card Master
    Trust 97-2, A 6.30%,
    4/15/03 ...................     AAA                 1,500          1,511,074
  Fleetwood Credit Corp.
    96-B, A 6.90%, 3/15/12          AAA                   728            734,143
  Green Tree Financial Corp.
    96-2, M1 7.60%,
    4/15/27 ...................     AA-                 1,150          1,199,594
                                                                     -----------
                                                                       5,658,749
                                                                     -----------
Non-Agency Mortgage-Backed Securities--3.6%
  CS First Boston Mortgage
    Securities Corp. 95-AE,
    B 7.182%, 11/25/27 ........     AA-                 1,775          1,787,203
  First Union Lehman Bros.
    97-C1, B 7.43%,
    4/18/29 ...................     Aa(c)                 600            628,312
  G.E. Capital Mortgage
    Services, Inc. 96-8, M
    7.25%, 5/25/26 ............     AA                    246            248,333
  Lehman Large Loan
    97-LL1, B 6.95%,
    3/12/07 (f) ...............     AA                    725            742,559
  Nationslink Funding Corp.
    96-1, B 7.69%,
    12/20/05 ..................     AA                    325            345,617
  Residential Asset
    Securitization Trust
    96-A8, A1 8%, 12/25/26 ....     AAA                   660            669,558
  Residential Funding
    Mortgage Securities I
    96-S1, A11 7.10%,
    1/25/26 ...................     AAA                 1,500          1,518,281

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                                     STANDARD
                                     & POOR'S      PAR
                                      RATING      VALUE
                                   (Unaudited)    (000)         VALUE
                                  --------------------   -------------
Non-Agency Mortgage-Backed Securities--continued
  Residential Funding
    Mortgage Securities I
    96-S4, M1 7.25%,
    2/25/26 ..................... AA            $ 492       $  497,622
  Resolution Trust Corp.
    93-C1, B 8.75%,
    5/25/24 ..................... Aa(c)           805          804,985
  Resolution Trust Corp.
    95-2, M1 7.15%,
    5/25/29 ..................... Aa(c)         1,310        1,332,677
  Structured Asset Securities
    Corp. 93-C1, B 6.60%,
    10/25/24 (f) ................ A+            1,275        1,249,603
  Structured Asset Securities
    Corp. 95-C4, B 7%,
    6/25/26 (f) ................. AA            1,850        1,866,766
                                                            ----------
                                                            11,691,516
                                                            ----------
Paper & Forest Products--0.1%
  Buckeye Cellulose Corp.
    9.25%, 9/15/08 .............. BB-             350          370,125
                                                            ----------
TOTAL NON-CONVERTIBLE BONDS
   (Identified cost $17,485,676) ......................     17,720,390
                                                            ----------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.2%
  Republic of Argentina
    Bearer FRB 6.688%,
    3/31/05 (e) ................. BB              797          712,140
                                                            ----------
Brazil--0.3%
  Republic of Brazil NMB-L
    6.75%, 4/15/09 (e) .......... BB-             945          763,678
                                                            ----------
Bulgaria--0.1%
  Republic of Bulgaria
    FLIRB Series A Bearer
    Euro 2.25%, 7/28/12 (e) ..... B(c)            615          374,381
                                                            ----------
Colombia--0.2%
  Republic of Colombia
    Yankee 7.25%, 2/23/04 ....... BBB-            750          707,813
                                                            ----------
Croatia--0.1%
  Croatia Series A 6.625%,
    7/31/10 (e) ................. BBB-            420          369,600
                                                            ----------
Ecuador--0.2%
  Ecuador Bearer PDI Euro,
    PIK interest
    capitalization, 6.688%,
    2/27/15 (e) ................. B(c)            930          617,200
                                                            ----------
Mexico--0.4%
  United Mexican States
    Global Bond 11.50%,
    5/15/26 ..................... BB            1,065        1,260,161
                                                            ----------



                                       STANDARD
                                       & POOR'S            PAR
                                        RATING            VALUE
                                     (Unaudited)          (000)              VALUE
                                    -------------------------------   -------------
Panama--0.2%
  Republic of Panama
    8.875%, 9/30/27 ............... BB+                  $   800         $  752,800
                                                                         ----------
Peru--0.2%
  Peru PDI 4%, 3/7/17 (e) ......... BB                     1,005            660,787
                                                                         ----------
Poland--0.3%
  Poland PDI Bearer 4%,
    10/27/14 (e) .................. BBB-                   1,125            974,531
                                                                         ----------
Russia--0.5%
  Russia Interest Notes
    Series US 144A 6.719%,
    12/15/15 (d) (e) .............. NR                     2,300          1,633,000
                                                                         ----------
Venezuela--0.3%
  Republic of Venezuela
    9.25%, 9/15/27 ................ B+                       845            755,747
                                                                         ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $9,247,230) ......................................     9,581,838
                                                                         ----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana
    de Vapores SA 7.375%,
    12/8/03 ....................... BBB                      200            198,750
  Petropower I Funding Trust
    144A 7.36%,
    2/15/14 (d) ................... BBB                      500            506,420
                                                                         ----------
                                                                            705,170
                                                                         ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $696,097) .......................................        705,170
                                                                         ----------
                                                        SHARES
                                                        -------
COMMON STOCKS--70.0%
Banks (Major Regional)--6.1%
  AmSouth Bancorporation ....................           34,000          1,846,625
  Banc One Corp. ............................           62,200          3,378,238
  BankBoston Corp. ..........................           41,800          3,926,587
  Compass Bankshares, Inc. ..................           25,900          1,133,125
  Mellon Bank Corp. .........................           42,000          2,546,250
  NationsBank Corp. .........................           37,300          2,268,306
  Southtrust Corp. ..........................           23,000          1,459,063
  Washington Mutual, Inc. ...................           47,700          3,043,856
                                                                       ----------
                                                                       19,602,050
                                                                       ----------
Banks (Money Center)--1.7%
  BankAmerica Corp. .........................           61,700          4,504,100
  Citicorp ..................................            7,500            948,281
                                                                       ----------
                                                                        5,452,381
                                                                       ----------
Biotechnology--0.2%
  Centocor, Inc. (b) ........................           18,200            605,150
                                                                       ----------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ................           31,600          2,358,150
                                                                       ----------
Chemicals (Specialty)--0.4%
  Solutia, Inc. (b) .........................           43,900          1,171,581
                                                                       ----------


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
--------------------------------------------------------------------------------


                             SHARES             VALUE
                      ---------------------------------
Communications Equipment--2.8%
  Ciena Corp. (b) ......      77,400       $ 4,731,075
  Lucent Technologies, Inc.  51,300          4,097,588
                                          ------------
                                             8,828,663
                                          ------------
Computers (Hardware)--4.2%
    International Business
      Machines Corp. ...    128,600         13,446,738
                                          ------------
Computers (Networking)--0.9%
  Cisco Systems, Inc. (b)    51,000          2,843,250
                                          ------------
Computers (Peripherals)--0.4%
  EMC Corp. (b) ........     46,400          1,273,100
                                          ------------
Computers (Software & Services)--4.7%
  Adaptec, Inc. (b) ...      83,000          3,081,375
  BMC Software, Inc. (b)     84,200          5,525,625
  Compuware Corp. (b) ..    130,000          4,160,000
  Edwards (J.D.) & Co. (b)   58,600          1,728,700
  Yahoo!, Inc. (b)  ....      7,200            498,600
                                          ------------
                                            14,994,300
                                          ------------
Distributors (Food & Health)--0.8%
   Cardinal Health, Inc.     34,400          2,584,300
                                          ------------
Electrical Equipment--2.1%
   General Electric Co.      89,000          6,530,375
                                          ------------
Electronics (Instrumentation)--0.4%
  Linear Technology Corp.    20,000          1,152,500
                                          ------------
Electronics (Semiconductors)--1.6%
  National Semiconductor
   Corp. (b) ...........    109,900          2,850,531
  Texas Instruments, Inc.    52,800          2,376,000
                                          ------------
                                             5,226,531
                                          ------------
Entertainment--1.1%
  Tele-Comm Liberty Media
   Group (b) ...........     97,700          3,541,625
                                          ------------
Financial (Diversified)--0.9%
  American Express Co.       32,900          2,936,325
                                          ------------
Health Care (Diversified)--2.3%
  Bristol-Myers Squibb Co.   32,300          3,056,387
  Warner-Lambert Co.         35,700          4,426,800
                                          ------------
                                             7,483,187
                                          ------------
Health Care (Drugs-Major Pharmaceuticals)--3.4%
  Lilly (Eli) & Co. ....     30,300          2,109,637
  Pfizer, Inc. .........    103,800          7,739,588
  Watson Pharmaceuticals,
   Inc. (b) ............     33,300          1,080,169
                                          ------------
                                            10,929,394
                                          ------------
Health Care (Hospital Management)--1.3%
  HBO & Co. ............     85,800          4,118,400
                                          ------------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b)      71,400          1,981,350
                                          ------------
Health Care (Medical Products & Supplies)--2.4%
  Guidant Corp. ........     66,600          4,145,850
  Medtronic, Inc. ......     69,400          3,630,488
                                          ------------
                                             7,776,338
                                          ------------
Household Furn. & Appliances--0.9%
  Sunbeam Corp., Inc. ...    64,500          2,717,062
                                          ------------
Household Products (Non-Durables)--0.8%
  Colgate-Palmolive Co.      35,600          2,616,600
                                          ------------


                             SHARES             VALUE
                      ---------------------------------
Insurance (Life/Health)--0.6%
  UNUM Corp. ..........      38,000       $  2,066,250
                                          ------------
Insurance (Multi-Line)--1.4%
  Reliastar Financial Corp.   8,100            333,619
  Travelers Group, Inc.      77,100          4,153,762
                                          ------------
                                             4,487,381
                                          ------------
Insurance (Property-Casualty)--1.0%
  Allstate Corp. .......     34,900          3,171,538
                                          ------------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc.  23,700          1,728,619
                                          ------------
Machinery (Diversified)--0.7%
  Deere & Co. ..........     36,900          2,151,731
                                          ------------
Manufacturing (Diversified)--2.2%
  Tyco International Ltd.   153,900          6,935,119
                                          ------------
Oil (Domestic Integrated)--1.4%
  Tosco Corp. ..........    113,800          4,303,062
                                          ------------
Oil & Gas (Drilling & Equipment)--6.3%
  BJ Services Co. (b) ..     33,400          2,402,712
  Cooper Cameron Corp. (b)   17,100          1,043,100
  Diamond Offshore
   Drilling, Inc. ......     48,600          2,338,875
  Halliburton Co. ......     84,600          4,393,913
  Nabors Industries,
   Inc. (b)  ...........     16,200            509,287
  Noble Drilling
   Corp. (b) ...........     38,500          1,179,063
  Rowan Companies,
   Inc. (b)  ...........     32,700            997,350
  Schlumberger Ltd. ....     59,700          4,805,850
  Transocean Offshore, Inc.  51,200          2,467,200
                                          ------------
                                            20,137,350
                                          ------------
Oil & Gas (Refining & Marketing)--0.4%
  Santa Fe International
   Corp. ...............     31,700          1,289,794
                                          ------------
Personal Care--1.7%
  Gillette Co. .........     52,700          5,293,056
                                          ------------
Retail (Building Supplies)--1.3%
  Home Depot, Inc. .....     69,800          4,109,475
                                          ------------
Retail (Drug Stores)--2.8%
  CVS Corp. ............     70,900          4,542,031
  Rite Aid Corp. .......     76,600          4,495,463
                                          ------------
                                             9,037,494
                                          ------------
Retail (Food Chains)--1.6%
  Safeway, Inc. (b) ....     81,800          5,173,850
                                          ------------
Retail (General Merchandise)--1.2%
  Borders Group, Inc. (b)    75,800          2,373,487
  Staples, Inc. (b) ....     57,100          1,584,525
                                          ------------
                                             3,958,012
                                          ------------
Telecommunications (Cellular/Wireless)--2.1%
  AirTouch Communications,
    Inc. (b) ...........    160,000          6,650,000
                                          ------------
Telecommunications (Long Distance)--1.6%
  AT&T Corp. ...........     82,900          5,077,625
                                          ------------
Tobacco--2.5%
  Philip Morris Companies,
   Inc. ................    175,900          7,970,469
                                          ------------
TOTAL COMMON STOCKS
  (Identified cost $207,612,558) ........  223,710,175
                                          ------------



                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
-------------------------------------------------------------------------------


                                                 SHARES       VALUE
                                                --------------------
FOREIGN COMMON STOCKS--4.4%
Computers (Software & Services)--0.2%
   Baan Company NV (Netherlands) (b) .........  17,900    $    590,700
                                                          ------------
Health Care (Drugs-Major Pharmaceuticals)--1.3%
   SmithKline Beecham PLC Sponsored ADR
      (United Kingdom) .......................  81,800       4,207,588
                                                          ------------
Health Care (Medical Products & Supplies)--0.4%
   Elan PLC Sponsored ADR (Ireland) (b) ......  25,300       1,295,044
                                                          ------------
Household Furn. & Appliances--1.4%
  Philips Electronics NV ADR NY
      Registered Shares (Netherlands) ........  74,500       4,507,250
                                                          ------------
Oil (International Integrated)--1.1%
  Elf Aquitane SA Sponsored ADR (France) .....  57,300       3,359,213
                                                          ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $15,648,155) ......................      13,959,795
                                                          ------------
TOTAL LONG-TERM INVESTMENTS--90.3%
  (Identified cost $272,510,838) .....................     288,474,384
                                                          ------------


                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                               (Unaudited)    (000)
                              --------------------
SHORT-TERM OBLIGATIONS--7.6%
Commercial Paper--5.8%
  Corporate Receivables
    Corp. 5.90%, 1/6/98 ..... A-1            $2,000      1,998,361


                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)           VALUE
                                 --------------------------------------
Commercial Paper--continued
  Greenwich Funding Corp.
    5.91%, 1/9/98 ..............     A-1+       $1,000     $      998,687
  Kimberly-Clark Corp.
    6.15%, 1/9/98 ..............     A-1+        2,500          2,496,584
  Minnesota Mining &
    Manufacturing Co.
    6.10%, 1/9/98 ..............     A-1+        2,410          2,406,733
  Receivables Capital Corp.
    6.15%, 1/23/98 .............     A-1+        1,960          1,952,633
  Procter & Gamble Co.
    5.63%, 2/11/98 .............     A-1+        3,000          2,980,764
  Wisconsin Electric Power
    Co. 5.75%, 2/13/98 .........     A-1+        3,500          3,475,962
  CXC, Inc. 5.75%, 3/23/98 .....     A-1+        2,280          2,251,021
                                                           --------------
                                                               18,560,745
                                                           --------------
Federal Agency Securities--1.8%
  Federal Home Loan Banks 5.75%,
    1/2/98 .................................     5,660          5,659,089
                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $24,219,316).......................         24,219,834
                                                           --------------
TOTAL INVESTMENTS--97.9%
  (Identified cost $296,730,154)......................        312,694,218(a)
  Cash and receivables, less liabilities--2.1%                  6,760,863
                                                           --------------
NET ASSETS--100.0% ...................................     $  319,455,081
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,595,104 and gross depreciation of $8,946,917 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $297,046,031.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch, or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $3,752,420 or 1.2% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
-------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

Assets
Investment securities at value
  (Identified cost $296,730,154)                       $ 312,694,218
Short-term investments held as collateral
  for loaned securities                                    5,520,892
Cash                                                       1,520,024
Receivables
 Investment securities sold                                8,475,339
 Fund shares sold                                            114,172
 Interest and dividends                                    1,007,021
                                                       -------------
  Total assets                                           329,331,666
                                                       -------------
Liabilities
Payables
 Investment securities purchased                           3,644,881
 Collateral on securities loaned                           5,520,892
 Fund shares repurchased                                     265,385
 Investment advisory fee                                     176,146
 Distribution fee                                             74,607
 Transfer agent fee                                           60,335
 Financial agent fee                                          12,546
 Directors' fee                                                2,256
Accrued expenses                                             119,537
                                                       -------------
  Total liabilities                                        9,876,585
                                                       -------------
Net Assets                                             $ 319,455,081
                                                       =============
Net Assets Consist of:
Capital paid in on shares of common stock              $ 295,899,930
Undistributed net investment income                          445,183
Accumulated net realized gain                              7,145,904
Net unrealized appreciation                               15,964,064
                                                       -------------
Net Assets                                             $ 319,455,081
                                                       =============
Class A

Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $308,523,643)                               19,999,964

Net asset value per share                                     $15.43

Offering price per share
  $15.43/(1-4.75%)                                            $16.20

Class B

Shares of common stock, $1 par value,
  50,000,000 shares authorized
  (Net Assets $10,931,438)                                   714,369

Net asset value and offering price per share                  $15.30


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


Investment Income
Interest                                                 $ 6,943,251
Dividends                                                  2,248,442
Security lending                                              67,148
                                                         -----------
  Total investment income                                  9,258,841
                                                         -----------
Expenses
Investment advisory fee                                    2,109,677
Distribution fee--Class A                                    785,416
Distribution fee--Class B                                    103,992
Financial agent fee                                          149,370
Transfer agent                                               490,092
Printing                                                      92,432
Custodian                                                     35,972
Professional                                                  35,916
Registration                                                  31,026
Directors                                                     23,481
Miscellaneous                                                 23,478
                                                         -----------
  Total expenses                                           3,880,852
                                                         -----------
Net investment income                                      5,377,989
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           55,261,609
Net realized loss on written options                        (205,711)
Net realized gain on foreign currency transactions               195
Net change in unrealized appreciation (depreciation)
  on investments                                             166,401
                                                         -----------
Net gain on investments                                   55,222,494
                                                         -----------
Net increase in net assets resulting from
  operations                                             $60,600,483
                                                         ===========


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
-------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended           Year Ended
                                                                                  December 31, 1997     December 31, 1996
                                                                                 -------------------   ------------------
From Operations
 Net investment income                                                              $   5,377,989        $   6,069,898
 Net realized gain                                                                     55,056,093           32,225,004
 Net change in unrealized appreciation (depreciation)                                     166,401           (9,313,255)
                                                                                    -------------        -------------
 Increase in net assets resulting from operations                                      60,600,483           28,981,647
                                                                                    -------------        -------------
From Distributions to Shareholders
 Net investment income--Class A                                                        (5,272,416)          (5,622,283)
 Net investment income--Class B                                                          (110,138)             (90,090)
 Net realized gains--Class A                                                          (50,054,070)         (29,211,894)
 Net realized gains--Class B                                                           (1,756,759)            (899,061)
                                                                                    -------------        -------------
 Decrease in net assets from distributions to shareholders                            (57,193,383)         (35,823,328)
                                                                                    -------------        -------------
From Share Transactions
Class A
 Proceeds from sales of shares (609,276 and 918,493 shares, respectively)              10,117,463           14,942,495
 Net asset value of shares issued from reinvestment of distributions
  (3,143,046 and 1,918,313 shares, respectively)                                       47,891,238           30,240,866
 Cost of shares repurchased (3,705,438 and 5,512,257 shares, respectively)            (62,577,057)         (90,484,207)
                                                                                    -------------        -------------
Total                                                                                  (4,568,356)         (45,300,846)
                                                                                    -------------        -------------
Class B
 Proceeds from sales of shares (85,000 and 168,248 shares, respectively)                1,421,465            2,738,747
 Net asset value of shares issued from reinvestment of distributions
  (112,967 and 55,850 shares, respectively)                                             1,704,113              875,001
 Cost of shares repurchased (105,293 and 108,645 shares, respectively)                 (1,781,004)          (1,770,975)
                                                                                    -------------        -------------
Total                                                                                   1,344,574            1,842,773
                                                                                    -------------        -------------
 Decrease in net assets from share transactions                                        (3,223,782)         (43,458,073)
                                                                                    -------------        -------------
 Net increase (decrease) in net assets                                                    183,318          (50,299,754)

Net Assets
 Beginning of period                                                                  319,271,763          369,571,517
                                                                                    -------------        -------------
 End of period (including undistributed net investment income of $445,183 and
  $448,303, respectively)                                                           $ 319,455,081        $ 319,271,763
                                                                                    =============        =============


                       See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.
-------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                 Class A
                                           ------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                1997           1996            1995               1994               1993
                                           -------------  -------------  ---------------   -----------------   ----------------
Net asset value, beginning of period         $ 15.52        $  15.98        $  14.82            $  15.48          $  14.89
Income from investment operations(6)
 Net investment income                          0.30            0.31            0.45                0.34              0.06(2)
 Net realized and unrealized gain (loss)        2.81            1.10            2.22               (0.69)             1.49
                                             ---------      ---------       --------            --------          -----------
  Total from investment operations              3.11            1.41            2.67               (0.35)             1.55
                                             ---------      ---------       --------            --------          -----------
Less distributions
 Dividends from net investment income          (0.30)          (0.29)          (0.52)              (0.31)            (0.11)
 Dividends from net realized gains             (2.90)          (1.58)          (0.99)             (0.001)            (0.85)
                                             ---------      ---------       --------            --------          -----------
  Total distributions                          (3.20)          (1.87)          (1.51)             (0.311)            (0.96)
                                             ---------      ---------       --------            --------          -----------
Change in net asset value                      (0.09)          (0.46)           1.16               (0.66)             0.59
                                             ---------      ---------       --------            --------          -----------
Net asset value, end of period               $ 15.43        $  15.52        $  15.98            $  14.82          $  15.48
                                             =========      =========       ========            ========          ===========
Total return(1)                                20.68%           8.78%          18.23%              (2.26)%           10.49%
Ratios/supplemental data:
Net assets, end of period (thousands)        $308,524       $309,678        $361,526            $335,177          $370,440
Ratio to average net assets of:
 Operating expenses                              1.17%          1.21%           1.21%               1.24%             1.29%
 Net investment income                           1.68%          1.78%           2.67%               2.18%             1.26%
Portfolio turnover                                355%           275%            184%                225%              246%
Average commission rate paid(5)              $ 0.0547       $ 0.0529             N/A                 N/A               N/A




                                                                         Class B
                                           -------------------------------------------------------------------
                                                                                                 From
                                                                                               Inception
                                                      Year Ended December 31,                 10/24/94 to
                                               1997           1996            1995              12/31/94
                                             ----------     ---------       ---------       --------------
Net asset value, beginning of period         $ 15.43        $ 15.89         $ 14.79            $ 14.98
Income from investment operations(6)
 Net investment income                          0.18           0.19            0.30 (2)           0.07
 Net realized and unrealized gain (loss)        2.77           1.09            2.22              (0.09)
                                             --------       ---------       -----------        --------
  Total from investment operations              2.95           1.28            2.52              (0.02)
                                             --------       ---------       -----------        --------
Less distributions
 Dividends from net investment income          (0.18)         (0.16)          (0.43)             (0.17)
 Dividends from net realized gains             (2.90)         (1.58)          (0.99)                --
                                             --------       ---------       -----------        --------
  Total distributions                          (3.08)         (1.74)          (1.42)             (0.17)
                                             ----------      --------       -----------        --------
Change in net asset value                      (0.13)         (0.46)           1.10              (0.19)
                                             --------       ---------       -----------        --------
Net asset value, end of period               $ 15.30        $ 15.43         $ 15.89            $ 14.79
                                             ========       =========       ===========        ========
Total return(1)                                19.74%          7.95%          17.31%             (0.12)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)        $10,931        $ 9,594         $ 8,046            $ 1,328
Ratio to average net assets of:
 Operating expenses                             1.92%          1.96%           1.97%              2.26%(3)
 Net investment income                          0.92%          1.01%           1.88%              1.74%(3)
Portfolio turnover                               355%           275%            184%               225%
Average commission rate paid(5)              $0.0547        $0.0529             N/A                N/A

(1) Maximum sales load is not reflected in total return calculation.
(2) Computed using average shares outstanding.
(3) Annualized
(4) Not annualized
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                        See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Strategic Allocation Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Options:

     The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

     The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

G. Security lending:

     The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1997, the Fund had loaned securities with a market value of $5,376,860 and received collateral of $5,520,892.

NOTE 2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $16,801 for Class A shares and deferred sales charges of $35,846 for Class B shares for the year ended December 31, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1997, $214,049 was retained by the Distributor, $626,034 was paid to unaffiliated participants and $49,325 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO receives a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1997, transfer agent fees were $490,092 of which PEPCO retained $195,024 which is net of the fees paid to State Street.

     At December 31, 1997, PHL and affiliates held 60 Class A shares and 9,994 Class B shares of the Fund with a combined value of $153,828.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1997, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $812,234,727 and $872,141,033, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $154,459,567 and $155,029,546, respectively.

     Written option activity for the year ended December 31, 1997, aggregated the following:

                                       Call Options
                               -----------------------------
                                Number of       Amount of
                                 Options         Premiums
                               -----------   ---------------
Options outstanding at
   December 31, 1996               --        $       --
Options written                 4,595         1,357,023
Options canceled in closing
   purchase transactions       (4,445)       (1,317,162)
Options expired                    --                --
Options exercised                (150)          (39,861)
                               ------        ----------
Options outstanding at
   December 31, 1997               --        $       --
                               ======        ==========

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

NOTE 4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 5. RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1997, the Fund increased undistributed net investment income by $1,445 and decreased accumulated net realized gains by $1,445.

---------------------------------
TAX INFORMATION NOTICE (Unaudited)


Long-Term Capital Gains:

     The Taxpayer Relief Act of 1997 included changes in the taxability of long-term capital gains for individuals and certain other taxpayers. The long-term capital gain distributions these shareholders receive from the Fund are now taxed at either a 28% or 20% maximum rate, depending on how long an asset was held and when it was sold. For the fiscal year ended December 31, 1997, the Fund distributed long-term capital gain dividends as follows:

     28% rate gain distributions:                    $1,354,333
     20% rate gain distributions:                    $631,201

Corporate Dividends Received Deduction:

     For federal income tax purposes, 2.73% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.





      This report is not authorized for distribution to prospective investors in the Phoenix Strategic Allocation Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




Price Waterhouse LLP                                        [LOGO]



To the Board of Directors and Shareholders of Phoenix Strategic Allocation Fund, Inc.



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Strategic Allocation Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
February 18, 1998

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements:


     Condensed Financial Information is included in Part A of this registration statement, Annual Report to Shareholders containing Financial Statements and notes thereto and a Report of Independent Accountants for the year ended December 31, 1997 are included in Part B of this registration statement and the consent of Independent Accountants is included in Part C of this registration statement.


   (b) Exhibits:


     1.1 Articles of Organization effective November 22, 1966 previously filed and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.2 Restated Articles of Organization effective March 21, 1967 previously filed and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.3 Amendment to Restated Articles of Organization effective March 31, 1982 previously filed and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.4 Amendment to Restated Articles of Organization effective July 9, 1986 filed with Amendment No. 10 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.5 Amendment to Restated Articles of Organization effective July 22, 1986 and filed with Amendment No. 10 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.6 Amendment to Restated Articles of Organization effective September 15, 1987 and filed with Post-Effective Amendment No. 2 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.7 Amendment to Restated Articles of Organization effective July 5, 1994 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.8 Amendment to Restated Articles of Organization effective October 12, 1994 and filed with Post-Effective Amendment No. 12 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     1.9 Amendment to Restated Articles of Organization effective November 14, 1996 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     2. By-Laws: Filed as Exhibit 2 to Amendment No. 10 (filed on Form N-1A) to Registrant's Registration Statement on Form N-8B-1 (File No. 811-1442) and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.


     3.           Not applicable.

     4. Reference is made to Article XXI of Registrant's By-Laws filed with Amendment No. 10 and also Post-Effective Amendment Nos. 8 and 12 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     5.2 Management Agreement dated January 1, 1994 between Registrant and Phoenix Investment Counsel, Inc. filed with Post-Effective Amendment No. 12 on June 30, 1994 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed herewith via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998.

     6.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed herewith via EDGAR.

     6.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.

     6.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.


     7.           Not applicable.


     8.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed herewith via EDGAR.

     9.1 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed herewith via EDGAR.

     9.2 Form of Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation. Filed as
                  Exhibit 9.2b to Post-Effective Amendment No. 12 on June 30, 1994 and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     9.3 Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994. Filed via EDGAR as Exhibit 9.2c to Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference thereto.

     9.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed herewith via EDGAR.

    10. Opinion and Consent of Counsel covering shares of the Fund filed via EDGAR with Post-Effective Amendment No. 14 on May 1, 1996 and incorporated herein by reference.


    11.           Consent of Independent Accountants, filed herewith.

    12.           Not applicable.

    13. Not applicable under rules relating to the filing of exhibits in effect at date of original filing in 1966.


    14.1 Custodial Agreement and supporting documentation and information relating to Internal Revenue Code Section 403(b)
                  (7) tax sheltered accounts filed via EDGAR herewith.

    14.2 Custodial Agreement and supporting documentation and information relating to Individual Retirement Accounts ("IRAs"), filed via EDGAR herewith.

    15.1 Amended and Restated Distribution Plan for Class A shares filed herewith via EDGAR.

    15.2 Amended and Restated Distribution Plan for Class B shares filed herewith via EDGAR.

    16. Schedule for computation of performance information filed herewith via EDGAR.


    17. Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.


    18.1 Amended and Restated Rule 18f-3 Dual Distribution Plan effective January 1, 1997 filed herewith via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998.

    19. Powers of Attorney filed via EDGAR with Post-Effective Amendment No. 14 on May 1, 1996 and incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


     The following information is as of February 27, 1998.


                                                         NUMBER OF SHAREHOLDER
                  TITLE OF CLASS                               ACCOUNTS
                  --------------                         ---------------------

Common Stock, $1 par value Class A Shares                        19,112
Common Stock, $1 par value Class B Shares                           873


ITEM 27.  INDEMNIFICATION

     Under the Registrant's By-Laws any present or former director or officer of the Registrant is indemnified to the fullest extent permitted by law against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of being or having been a director or officer of the Registrant, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The By-Laws do not authorize indemnification of any director or officer who is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Fund" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC file No. 801-5995
(PIC)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS


(a) Equity Planning also serves as the principal underwriter for the following other registrants:

Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Series Fund, Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Portfolio Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Worldwide Opportunities Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Engemann Funds, Phoenix Investment Trust 97, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

    NAME AND PRINCIPAL               POSITIONS AND OFFICES         POSITIONS AND OFFICES WITH
     BUSINESS ADDRESS                  WITH DISTRIBUTOR                    REGISTRANT
     ----------------                 ------------------           --------------------------

Michael E. Haylon                   Director                           Executive
56 Prospect Street                                                     Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                Director and President             Director and
56 Prospect Street                                                     President
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer                    Director, Senior Vice              Vice President
100 Bright Meadow Blvd.             President and Chief
P.O. Box 2200                       Financial Officer
Enfield, CT 06083-2200

John F. Sharry                      Executive Vice President,          None
100 Bright Meadow Blvd.             Retail Distribution
P.O. Box 1900
Enfield, CT 06083-2200

Paul A. Atkins                      Senior Vice President and          None
56 Prospect St.                     Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel                  Managing Director,                 Vice President
56 Prospect St.                     Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480



    NAME AND PRINCIPAL               POSITIONS AND OFFICES         POSITIONS AND OFFICES WITH
     BUSINESS ADDRESS                  WITH DISTRIBUTOR                    REGISTRANT
     ----------------                 ------------------           --------------------------
G. Jeffrey Bohne                    Vice President, Mutual Fund        Secretary and Clerk
101 Munson Street                   Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Eugene A. Charon                    Vice President and                 None
100 Bright Meadow Blvd.             Corporate Controller
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss                    Vice President and Treasurer,      Treasurer
56 Prospect Street                  Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III                Assistant Vice President,          Vice President
100 Bright Meadow Blvd.             Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Thomas N. Steenberg                 Vice President, Counsel            Assistant Secretary
56 Prospect St.                     and Secretary
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk; Registrant's Secretary; Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary and Clerk is 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810; the address of the investment adviser is 56 Prospect Street, Hartford, Connecticut 06115-0480; the address of the transfer agent and the financial agent is 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is State Street Bank and Trust Company, P.0. Box 8301, Boston, Massachusetts 02266-8301
Attention: Phoenix Funds; and the address of the custodian is State Street Bank and Trust Company, P.0. Box 351, Boston, Massachusetts 02101.

ITEM 31.  MANAGEMENT SERVICES

     The information required by this Item is included in the Statement of Additional Information.

ITEM 32.  UNDERTAKINGS

     The information called for by Item 5A of Form N-1A is contained in the Fund's Annual Report to Shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report, upon request and without charge.

     The Fund undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist with communications to other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and the State of Connecticut on the 21st day of April, 1998.

                                         PHOENIX STRATEGIC ALLOCATION FUND, INC.


ATTEST: /S/ THOMAS N. STEENBURG          BY:   /S/ PHILIP R. MCLOUGHLIN
            ----------------------                 -----------------------
            THOMAS N. STEENBURG                    PHILIP R. MCLOUGHLIN,
            ASSISTANT SECRETARY                    PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 21st day of April, 1998.


                  SIGNATURE                                 TITLE
                  ---------                                 -----


--------------------------------------------------   Director
Robert Chesek*

--------------------------------------------------   Director
E. Virgil Conway*

--------------------------------------------------   Treasurer (principal
Nancy G. Curtiss*                                    financial and
                                                     accounting officer)

--------------------------------------------------   Director
Harry Dalzell-Payne*

--------------------------------------------------   Director
Francis E. Jeffries*

--------------------------------------------------   Director
Leroy Keith, Jr.*

/s/ Philip R. McLoughlin                             President and Director
--------------------------------------------------   (principal executive
Philip R. McLoughlin                                 officer)

--------------------------------------------------   Director
Everett L. Morris*

--------------------------------------------------   Director
James M. Oates*

--------------------------------------------------   Director
Calvin J. Pedersen*


--------------------------------------------------   Director
Herbert Roth, Jr.*


--------------------------------------------------   Director
Richard E. Segerson*

--------------------------------------------------   Director
Lowell P. Weicker, Jr.*

*By    /s/   Philip R. McLoughlin
             --------------------------------------------------
             *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney filed with Post-Effective Amendment No. 14